EXHIBIT 99.1
UGI HVAC ENTERPRISES, INC.
SAVINGS PLAN
EIN # 51-0375688 PLAN NUMBER 001
FINANCIAL STATEMENTS
for the years ended December 31, 2008 and 2007

UGI HVAC ENTERPRISES, INC.
SAVINGS PLAN

Page(s)

Report of Independent Registered Public Accounting Firm	2

Financial Statements:

Statements of Net Assets Available for Benefits at December 31, 2008 and 2007	3

Statements of Changes in Net Assets Available for Benefits for the years ended December 31, 2008 and 2007	4

Notes to Financial Statements	5 – 16

Item 4(i) — Schedule of Assets (Held at End of Year)	17
All other schedules to be filed with the Department of Labor in accordance with the Employee Retirement Income Security Act of 1974 are not applicable and have been omitted.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Participants and Plan Administrator of
UGI HVAC Enterprises, Inc. Savings Plan
We have audited the accompanying statements of net assets available for benefits of UGI HVAC Enterprises, Inc. Savings Plan as of December 31, 2008 and 2007, and the related statements of changes in net assets available for benefits for the years then ended. These financial statements are the responsibility of the Plan’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Plan is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of UGI HVAC Enterprises, Inc. Savings Plan as of December 31, 2008 and 2007, and changes in its net assets available for benefits for the years then ended, in conformity with accounting principles generally accepted in the United States.
Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedule of assets held at end of year is presented for the purpose of additional analysis and is not a required part of the basic financial statements but is supplementary information required by the Department of Labor’s Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. This supplemental schedule is the responsibility of the Plan’s management. The supplemental schedule has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
/s/ Morison Cogen LLP
Bala Cynwyd, Pennsylvania
June 24, 2009

UGI HVAC ENTERPRISES, INC
SAVINGS PLAN
STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS

	December 31,
	2008	2007
ASSETS:
Investments (Notes 3 and 5)	$10,768,048	$15,197,875

Loans to participants	301,264	332,602

Receivables:
Participants’ contributions receivable	21,900	7,278
Employers’ contributions receivable	7,379	2,728

Total assets	11,098,591	15,540,483

LIABILITIES:
Accrued administrative expenses	1,758	—

Total liabilities	1,758	—

Net assets available for benefits at fair value	11,096,833	15,540,483
Adjustments from fair value to contract value for interest in common collective trust relating to fully benefit-responsive investment contracts	5,644	(2,787)

Net assets available for benefits	$11,102,477	$15,537,696

See accompanying notes to financial statements.

UGI HVAC ENTERPRISES, INC
SAVINGS PLAN
STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS

	Year Ended
	December 31,
	2008	2007
Participants’ contributions	$1,333,030	$1,297,457
Employers’ contributions	427,032	415,042
Participants’ rollover contributions	38,252	7,499
Transfers of participants’ balances	—	11,150

Investment income (loss):
Dividends and interest	344,394	462,006
Net (depreciation) appreciation in value of investments	(5,338,886)	600,501

Distributions to participants	(1,258,433)	(825,384)
Administrative fees	(5,510)	(3,448)
Other, primarily interest on loans	24,902	27,441

Net (decrease) increase	(4,435,219)	1,992,264

Net assets available for benefits — beginning of year	15,537,696	13,545,432

Net assets available for benefits — end of year	$11,102,477	$15,537,696

See accompanying notes to financial statements.

UGI HVAC ENTERPRISES, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS
1. Description of the Plan
The following brief description of the UGI HVAC Enterprises, Inc. Savings Plan (the “Plan”) provides general information on the provisions of the Plan in effect on December 31, 2008 and during the periods covered by the financial statements. More complete information is included in the Plan document.
General. The Plan is a defined contribution plan, which covers employees of UGI HVAC Enterprises, Inc. (the “Company”) and certain affiliated companies (collectively, “the Employers”). The Company is a wholly owned subsidiary of UGI Enterprises, Inc. (“Enterprises”). Enterprises is a wholly owned subsidiary of UGI Corporation (“UGI”). Employees of the Employers are eligible upon hire to participate in the Plan. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Plan is administered by the UGI Enterprises, Inc. Retirement Committee (“Plan Administrator”) whose members are appointed by the Board of Directors of the Company.
Contributions. A participant may elect to contribute to the Plan on a before-tax basis through payroll reduction an amount equal to from 1% to 50%, in whole percentages, of eligible compensation. In addition, a participant may elect to contribute to the Plan on an after-tax basis through payroll deduction an amount equal to from 1% to 15%, in whole percentages, of eligible compensation, provided that the combination of before-tax and after-tax contributions does not exceed 50% of eligible compensation. Calendar year before-tax and after-tax contribution amounts are subject to limits prescribed by the Internal Revenue Code (“IRC”) and the Plan, respectively. For both the 2008 and 2007 Plan Years, the IRC before-tax contribution limits were $15,500. After-tax contributions are subject to limits set by the Plan and Section 402(g) of the IRC. A participant may increase the rate of, or reduce or suspend, his or her before-tax or after-tax contributions at any time by contacting the Plan’s recordkeeper, Fidelity Institutional Retirement Services Company (“FIRSCO”).
The Plan allows for “catch-up contributions.” The catch-up contribution provision allows certain employees to make before-tax contributions over and above the IRS and Plan limits. In order to be eligible to make catch-up contributions, employees must be at least 50 years of age and must be contributing the IRC or Plan limit. The maximum catch-up contributions for both the 2008 and 2007 Plan Years was $5,000. Catch-up contributions are not eligible for the Employers’ matching contribution (as described below).
The Plan also accepts on behalf of any employee (i) the entire amount of cash received as a distribution from another qualified trust forming part of a plan described in section 401(a) of the IRC or from a “rollover” individual retirement plan described in section 408 of the IRC, but only if the deposit qualifies as a tax-free rollover as defined in section 402 or (ii) a direct transfer from another plan qualified under Section 401(a) of the IRC. The Plan accepts after-tax rollover contributions.

UGI HVAC ENTERPRISES, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS (Continued)
For each pay period during a Plan year, the Employers may, at their discretion, make a contribution to the Plan equal to 50% of participant before-tax and after-tax contributions, up to a total of 5% of compensation (as defined in the Plan document) for each participant who has made before-tax and/or after-tax contributions. In order to reduce operating costs in response to a decline in demand for heating, ventilation and air-conditioning services, the Employers’ matching contribution was suspended indefinitely effective with the pay period beginning May 4, 2009.
A participant is immediately fully vested in the portion of his or her account attributable to participant contributions as well as matching contributions made by the Employers.
Investment Funds. A participant may elect to have his or her funds invested in one or more investment options. The Plan currently offers investments in selected mutual funds, the UGI Common Stock Fund, a common/collective trust fund and Brokerage Link. Brokerage Link balances consist of the mutual funds offered by the Plan, as well as mutual funds offered by other registered investment companies. Generally, participants may transfer amounts between funds at any time with no limit. Participants may change their investment elections for future contributions at any time. The default investment fund under the Plan is the age appropriate Vanguard Target Retirement Fund (based on an assumed retirement age of 65). Fidelity Management Trust Company is the Plan’s Trustee for all investment assets of the Plan and qualifies as a party in interest. References to “Fidelity” below refer to investment funds managed by Fidelity Management and Research Company (“FMR”). References to “Vanguard” below refer to investment funds managed by the Vanguard Group.
Following are brief descriptions of the investment options available to participants and the strategies and objectives of each fund.
Money Market Fund
• Vanguard Prime Money Market Fund — Institutional Class
This fund is an unaffiliated registered investment company mutual fund which primarily invests in high-quality, short-term money market instruments, including certificates of deposit, banker’s acceptances, commercial paper, and other money market instruments. The fund’s objective seeks to provide current income while maintaining a stable share price of $1.
Managed Income/Stable Investment Funds
• Vanguard Retirement Savings Trust III
This unaffiliated unregistered stable value investment option primarily invests in high quality fixed income securities with financial backing from insurance companies and banks that enable it to seek to maintain a constant $1 per share net asset value. Investments are chosen based on credit quality, yield, maturity and contract provisions. The objective is to provide a stable share price of $1 and current income consistent with bonds of two to three year average maturity. See Note 2 for discussion on accounting policies regarding this fund.

UGI HVAC ENTERPRISES, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS (Continued)
Fixed Income Funds
• Fidelity U.S. Bond Index Fund
This fund is an unaffiliated registered investment company mutual fund that principally invests in bonds included in the Barclays Capital Aggregate Bond Index. The fund’s objective is to provide investment results that correspond to the total returns of bonds in the Barclays Capital Aggregate Bond Index.
Growth and Income Funds
• Vanguard Institutional Index Fund
This fund is an unaffiliated registered investment company mutual fund which primarily invests in common stocks included in the Standard & Poor’s 500 Index (“S&P 500”), a widely recognized unmanaged index of 500 U.S. common stocks. The fund’s objective is to seek long-term growth of capital and income from dividends.
• Fidelity Equity Income Fund
This fund is an unaffiliated registered investment company mutual fund that principally invests in income-producing equity securities. The fund’s objective is to provide reasonable income while considering the potential for capital appreciation.
Growth Funds
• Vanguard Extended Market Index Fund
This fund is an unaffiliated registered investment company mutual fund that primarily invests in a large sampling of stocks that match the characteristics of the Standard and Poor’s Completion Index, an unmanaged benchmark representing mid- and small-capitalization U.S. stocks. The Standard and Poor’s Completion Index contains all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market, except those included in the Standard and Poor’s 500 Index. The fund seeks to provide the potential for long-term growth of capital as it matches the performance and risk of the Standard and Poor’s Completion Index.
• Fidelity Magellan Fund
This fund is an unaffiliated registered investment company mutual fund that invests primarily in growth and/or value common stocks of domestic and foreign issuers. The fund seeks capital appreciation.

UGI HVAC ENTERPRISES, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS (Continued)
• Fidelity Growth Company Fund
This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of domestic and foreign issuers that are expected to have above-average growth potential. The fund seeks capital appreciation.
International Funds
• Fidelity Spartan International Index Fund
This fund is an unaffiliated registered investment company mutual fund which primarily invests in common stock of developed markets outside the United States and Canada. Common stocks included are those that are listed with the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”). The fund’s objective is to provide investment results that correspond to the total returns of foreign stock markets.
Vanguard Target Retirement Funds
• Vanguard Target Retirement Income

• Vanguard Target Retirement 2005

• Vanguard Target Retirement 2010

• Vanguard Target Retirement 2015

• Vanguard Target Retirement 2020

• Vanguard Target Retirement 2025

• Vanguard Target Retirement 2030

• Vanguard Target Retirement 2035

• Vanguard Target Retirement 2040

• Vanguard Target Retirement 2045

• Vanguard Target Retirement 2050
These funds are unaffiliated registered investment company mutual funds that invest in a combination of Vanguard mutual funds according to an asset allocation strategy that becomes increasingly conservative over time as each fund’s target retirement date approaches. Within five to ten years after the respective fund’s targeted retirement date, the fund’s asset allocation should become similar to that of the Vanguard Target Retirement Income Fund. These funds’ investment objectives are to achieve current income and capital appreciation.
Brokerage Link
• Fidelity Brokerage Link
This option combines a self-directed brokerage account with the employee’s Savings Plan account. An individual brokerage account is established and maintained by Fidelity Brokerage Services, Inc. on the Fidelity Brokerage System. The objective of this investment option is to offer a broader or expanded menu of mutual funds beyond those offered by the Plan.

UGI HVAC ENTERPRISES, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS (Continued)
Employer Stock Fund
• UGI Common Stock Fund
This fund invests principally in shares of UGI Corporation Common Stock. Participants in the UGI Common Stock Fund do not individually own specific shares of UGI Corporation Common Stock but rather own units in a fund that invests in such shares and short-term investments. The value of a unit in the UGI Common Stock Fund was initially set at $10.00 and is recalculated daily by dividing the fair value of the fund’s assets (comprising shares of UGI Corporation Common Stock and temporary cash investments) by the total number of units outstanding. Generally, participant requests to redeem units from the UGI Common Stock Fund are processed on the day received if such request is received by Fidelity before the close of the New York Stock Exchange and provided that there are sufficient short-term investments in the UGI Common Stock Fund for liquidity. In such case, the participant will receive the net asset value, or closing price for the units, calculated using the closing price for UGI Corporation Common Stock on the New York Stock Exchange for that day. However, on days of unusually heavy requests for sale, the UGI Common Stock Fund may not have sufficient short-term investments for liquidity. In such case, requests to sell units received before the close of the New York Stock Exchange may not be processed on that day at that date’s closing price but may be suspended until sufficient liquidity is restored. Units will be redeemed generally on a first-in, first-out basis at the closing price for the processing date. Loans, withdrawals and distributions from the UGI Common Stock Fund will be given priority over exchanges with other funds.
Distributions. The Plan benefit of a participant who terminates employment for any reason other than death shall be equal to the proceeds of liquidation of 100% of the balance of his or her account. Participants may elect to receive their interest in the UGI Common Stock Fund in the form of shares of UGI Corporation Common Stock. Where the amount to be distributed exceeds $1,000, no distribution shall be made to any Plan participant prior to his or her normal retirement age (as defined in the Plan document) unless the participant elects to receive such distribution. Where the amount to be distributed does not exceed $1,000, a Plan participant’s benefit will be distributed as soon as practicable after the participant becomes entitled to receive a distribution.
A participant who continues to work past age 70 1/2 will receive a distribution upon termination of employment.
Death. If a participant dies prior to receiving a distribution of his or her account, the participant’s designated beneficiary shall be entitled to receive a lump-sum distribution of the proceeds of liquidation of 100% of the vested balance credited to the participant’s account. Generally, the beneficiary may request a distribution of the participant’s account balance as soon as practicable following the date of the participant’s death. The beneficiary of a participant who is married at the time of the participant’s death will be the participant’s spouse, unless the participant designated another beneficiary and the spouse consented to such designation in accordance with procedures specified by the Plan document.

UGI HVAC ENTERPRISES, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS (Continued)
Withdrawals. Generally, a participant may withdraw up to 50% of the balance of his or her Voluntary Participant Contribution Account, as defined in the Plan document. However, the withdrawal must be in an amount of at least $500. A participant may withdraw up to 100% of the balance of his or her Rollover Account, as defined in the Plan document, at any time. No more than one withdrawal in any calendar year is permitted from each of the Voluntary Participant Contribution Account and Rollover Account portions of a participant’s account.
A participant may withdraw before-tax contributions (but not earnings attributable thereto) only on account of financial hardship resulting from (a) medical expenses as defined in section 213(d) of the IRC; (b) educational expenses for the next twelve months of post-secondary education of the participant, or his or her spouse, children or dependents; (c) foreclosure on a primary residence; (d) costs directly related to the purchase of a primary residence; (e) burial or funeral expenses for the participant’s deceased parent, spouse, children or eligible dependents; or (f) expenses relating to the repair of damage to the participant’s principal residence that would qualify for the casualty deduction under section 165 of the Internal Revenue Code. A hardship withdrawal will be permitted if the Plan Administrator determines that (i) the withdrawal is on account of an immediate and heavy financial need of the participant and (ii) the withdrawal is necessary to satisfy such financial need.
Loan Provision. The Plan includes an employee loan provision. Generally, at the time a loan is to be made, the amount of all loans to be outstanding may not exceed the lesser of (a) 50% of a participant’s before-tax and rollover account balances, or (b) $50,000 less the highest balance of all loans during the prior twelve month period. Each loan bears interest at a rate determined in accordance with generally prevailing market conditions for similar types of loans. The minimum loan amount is $1,000. The amount of the loan withdrawn from a participant’s account is allocated in proportion to the value of the participant’s salary deferral and rollover account balances in each investment fund. Repayments, including interest, are made in equal installments through payroll deductions and are allocated to participant accounts in accordance with current investment elections. No loan may have a final maturity in excess of five years except that, if the loan is used to purchase a principal residence for the participant, the loan may have a final maturity of up to ten years. No participant shall be permitted to have more than two loans outstanding at any one time.
Administrative Expenses. Administrative expenses of the Plan are chargeable to the Plan unless paid for by the Employers. Other than the plan fees described below, the Employers currently pay such expenses. Beginning with the quarter ended December 31, 2008, each active Plan account is assessed a quarterly $4.25 recordkeeping fee. This fee is automatically deducted in the month following the end of each quarter and remitted to FIRSCO. Loan administration and withdrawal fees are paid by Plan participants. Mutual fund expenses are paid to fund managers from mutual fund assets.
Plan Termination. Although it has not expressed any intent to do so, the Company has the right to terminate the Plan in whole or in part at any time for any reason.

UGI HVAC ENTERPRISES, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS (Continued)
Plan Amendment. The Company may amend the Plan at any time for any reason by written action of its Board of Directors. Amendments required to comply with the IRC to maintain compliance with current laws or regulations or to correct errors or omissions in the Plan document, however, may be made by the Retirement Committee without Board approval.
Voting Rights of UGI Common Stock Fund Participants. A participant has the right to instruct the trustee of the Plan how to vote, at each meeting of shareholders, all shares of UGI Corporation Common Stock (including fractional shares) represented by the value of the participant’s interest in the UGI Common Stock Fund. A participant also has the right to direct the trustee of the Plan whether or not to tender shares in response to a tender offer.
2.	Accounting Policies
Use of Estimates and Basis of Accounting. The accompanying financial statements are prepared on the accrual basis of accounting. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Plan Administrator to make estimates and assumptions that affect the reported amounts of net assets available for benefits and changes therein. Actual results could differ from these estimates.
As described in Financial Accounting Standards Board (“FASB”) Staff Position FSP AAG INV-1 and SOP 94-4-1, Reporting of Fully Benefit Responsive Investment Contracts Held by Certain Investment Companies Subject to the AICPA Investment Company Guide and Defined-Contribution Health and Welfare Plans (the “FSP”), investment contracts held by a defined-contribution plan are to be reported at fair value. However, contract value is the relevant measurement attribute for that portion of the net assets available for benefits of a defined-contribution plan attributable to fully benefit-responsive investment contracts because contract value is the amount participants would receive if they were to initiate permitted transactions under the terms of the Plan. In accordance with the provisions of the FSP, the Statements of Net Assets Available for Benefits present the fair value of the investment contracts as well as the adjustment of the fully-benefit responsive investment contracts from fair value to contract value for all periods presented. The Statements of Changes in Net Assets Available for Benefits is prepared on a contract value basis. Certain other disclosures required by the FSP are presented in the financial statements and footnotes of each respective common collective trust.
Investment Valuation and Income Recognition. As reported by Fidelity Management Trust Company, the Plan’s investments in registered investment company mutual funds are valued at quoted market prices, which represent the net asset value of shares held by the Plan at year-end. Participant loans are valued at their outstanding balances, which approximate fair value. Shares of UGI Common Stock included in the UGI Common Stock Fund are reflected at fair value based upon quoted market prices. The Plan’s interest in Vanguard Retirement Savings Trust III (a common collective trust) is reflected at fair value and then adjusted to contract value based on information reported by the investment advisor. The fair value of the common collective trust is calculated by discounting the related cash flows based on current yields of similar investments with comparable durations. Fidelity Brokerage Link accounts are valued at fair value of the investments, based upon quoted market prices, held by the Plan participants in their individual self-directed brokerage accounts.

UGI HVAC ENTERPRISES, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS (Continued)
Dividend income is recorded on the record date. Interest earned on investments is recorded on the accrual basis. Purchases and sales of securities are recorded on a trade date basis.
The Plan presents in the Statements of Changes in Net Assets Available for Benefits the net appreciation (depreciation) in fair value of investments which consists of realized gains or losses and unrealized appreciation (depreciation) in the fair value of those investments.
Distributions are made to Plan participants based upon the fair value of each participant’s investment account (except for investments of the Vanguard Retirement Savings Trust III for which distributions are based upon contract value and except for distributions from the UGI Common Stock Fund, to the extent not all shares are sold on the same date) as of the dates of the distribution. Distributions to participants are recorded when paid.
Transfers of participant balances represent amounts transferred to or from the AmeriGas Propane, Inc. Savings Plan and the UGI Utilities, Inc. Savings Plan, which are affiliated plans.
Reclassification. We have reclassified certain prior-year balances to conform to the current-year presentation.

UGI HVAC ENTERPRISES, INC
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS (Continued)
3.	Trust Investments
The components of trust investments by fund at December 31, 2008 and 2007 are as follows:

	December 31,
	2008		2007
Mutual Funds:
Fidelity U.S. Bond Index Fund (shares — 79,170 and 66,666, respectively)	$854,249	*	$725,987

Fidelity Equity Income Fund (shares — 4,973 and 5,919, respectively)	153,509		326,499

Fidelity Magellan Fund (shares — 12,551 and 13,687 respectively)	575,574	*	1,284,771	*

Fidelity Growth Company Fund (shares — 13,619 and 12,649, respectively)	666,773	*	1,049,573	*

Vanguard Institutional Index Fund (shares — 19,858 and 20,447, respectively)	1,639,052	*	2,742,819	*

Vanguard Prime Money Market Fund (shares — 606,124 and 355,638, respectively)	606,124	*	355,638

Vanguard Target Retirement Income Fund (shares — 2,426 and 1,619, respectively)	23,091		18,015

Vanguard Target Retirement 2005 Fund (shares — 13,661 and 12,254, respectively)	132,379		147,292

Vanguard Target Retirement 2010 Fund (shares — 894 and 0, respectively)	15,748		—

Vanguard Target Retirement 2015 Fund (shares — 52,327 and 59,362, respectively)	499,721		775,271

Vanguard Target Retirement 2020 Fund (shares — 137 and 0, respectively)	2,268		—

Vanguard Target Retirement 2025 Fund (shares — 122,011 and 115,380, respectively)	1,131,042	*	1,583,009	*

Vanguard Target Retirement 2030 Fund (shares — 494 and 0, respectively)	7,683		—

Vanguard Target Retirement 2035 Fund (shares — 119,678 and 107,387, respectively)	1,107,023	*	1,570,002	*

Vanguard Target Retirement 2040 Fund (shares — 1,048 and 0, respectively)	15,862		—

Vanguard Target Retirement 2045 Fund (shares — 32,526 and 27,653, respectively)	311,270		417,291

Vanguard Target Retirement 2050 Fund (shares — 397 and 0, respectively)	6,021		—

Vanguard Extended Market Index Fund (shares — 44,469 and 46,454, respectively)	1,068,134	*	1,853,988	*

Fidelity Spartan International Index Fund (shares — 21,874 and 22,183, respectively)	584,923	*	1,049,246	*

Assets in Fidelity Brokerage Link (shares – 9,093 and 5,538, respectively)	128,730		188,535

Common Collective Trust
Vanguard Retirement Savings Trust III (shares — 357,777 and 296,498, respectively)	352,133		299,285

UGI Common Stock Fund
UGI Corporation Unitized Stock Fund (units — 46,660 and 38,441, respectively)	880,004	*	805,339	*
Dividends receivable	6,735		5,315

	886,739		810,654

Total trust investments — fair value	$10,768,048		$15,197,875

Total trust investments — cost	$13,871,890		$13,321,257

*	- Investment represents five percent or more of net assets available for benefits.
The net (depreciation) appreciation in fair value of investments during the years ended December 31, 2008 and 2007 by major investment category follows:

	Year Ended December 31,
	2008	2007
Registered investment company funds	$(5,170,736)	$578,465
UGI Common Stock Fund	(87,596)	4,574
Other	(80,554)	17,462

Total net (depreciation) appreciation in fair value	$(5,338,886)	$600,501

UGI HVAC ENTERPRISES, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS (Continued)
During the 2008 and 2007 Plan Years, the Plan purchased, at market prices, 6,741 and 6,261 shares of UGI Corporation Common Stock directly from UGI Corporation for $158,403 and $164,189, respectively.
The investments of the separate investment funds are exposed to various risks such as interest rate, market and credit risk. The degree and concentration of these risks vary by fund. Due to the level of risk associated with the separate investment funds, it is reasonably possible that changes in risk in the near term could materially affect participants’ account balances and the amounts reported in the Statements of Net Assets Available for Benefits and the Statements of Changes in Net Assets Available for Benefits.
During the 2008 Plan Year, the Plan was adversely impacted by the current global economic crisis, which resulted in a substantial decline in the fair value of the Plan’s investments as of December 31, 2008.
4. Newly Adopted Accounting Standards and Accounting Standards Not Yet Adopted
The Plan adopted the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS 157”), effective January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. See Note 5 for further information on fair value measurements in accordance with SFAS 157.
In June 2006, the FASB issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 prescribes detailed guidance for the financial statement recognition, measurement and disclosure of uncertain tax positions recognized in an enterprise’s financial statements in accordance with SFAS No. 109, “Accounting for Income Taxes” (“SFAS No. 109”). Tax positions must meet a more-likely-than-not recognition threshold at the effective date to be recognized upon the adoption of FIN 48 and in subsequent periods. FASB Staff Position (“FSP”) FIN 48-3 issued in December 2008 deferred the effective date for nonpublic enterprises to annual financial statements for fiscal years beginning after December 15, 2008. However, a nonpublic enterprise that elects to defer the application of FIN 48 in accordance with this FSP shall explicitly disclose that fact and shall disclose its accounting policy for evaluating uncertain tax positions for each set of financial statements where the deferral applies.
The Plan has elected to defer the application of Interpretation 48. The Plan’s current policy for accounting for uncertain tax positions is governed by SFAS No. 5, “Accounting for Contingencies.”

UGI HVAC ENTERPRISES, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS (Continued)
5.	Fair Value Measurement
Effective January 1, 2008, the Plan adopted SFAS 157 and certain subsequently issued related FSPs. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in an orderly transaction between market participants at the measurement date. SFAS 157 clarifies that the fair value should be based upon assumptions that market participants would use when pricing an asset or liability, including assumptions about risk and risks inherent in valuation techniques and inputs to valuations. When determining fair value measurements, the Plan considers the principal or most advantageous market for the asset or liability and considers assumptions that market participants would use when pricing the asset or liability, such as inherent risk, transfer restrictions and risk of non-performance.
SFAS 157 also establishes a fair value hierarchy that requires the Plan to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. SFAS 157 establishes three levels of inputs that may be used to measure fair value:
•	Level 1 — quoted prices (unadjusted) in active markets for identical assets or liabilities that the Plan has the ability to access;

•
Level 2 — inputs other than quoted prices included in Level 1 that are either directly or indirectly observable, such as quoted prices in active markets for similar assets or liabilities, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data by correlation or by other means;

•	Level 3 — unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.
The following table presents the Plan’s investments that are measured at fair value on a recurring basis, for each hierarchy level, as of December 31, 2008:

	Fair Value Measurement
	Level 1	Level 2	Level 3	Total
Mutual funds	$8,923,052	$—	$—	$8,923,052
Money market fund	606,124	—	—	606,124
UGI Common Stock Fund	886,739	—	—	886,739
Common/ collective trust	—	352,133	—	352,133
Participant loans	—	—	301,264	301,264

Total investments measured at fair value	$10,415,915	$352,133	$301,264	$11,069,312

UGI HVAC ENTERPRISES, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS (Continued)
The Plan’s valuation methodology used to measure the fair values of mutual funds (including mutual funds in the Brokerage Link accounts), money market fund and the UGI Common Stock Fund were derived from quoted market prices as substantially all of these instruments have active markets. The valuation technique used to measure fair value of participant loans above, all of which are secured by vested account balances of borrowing participants, were derived using a discounted cash flow model with inputs derived from unobservable market data. Participant loans are included at their amortized cost in the Statements of Net Assets Available for Benefits which approximates their fair value at December 31, 2008. The valuation techniques used to measure fair value of the common/ collective trust fund are included in Note 2.
The following table sets forth a summary of changes in fair value of the Plan’s Level 3 assets for the year ended December 31, 2008:

Level 3 Assets
Participant loans
Balance as of January 1, 2008	$332,602
Issuances, repayments and settlements, net	(31,338)

Balance as of December 31, 2008	$301,264

6.	Federal Income Tax Status
On December 6, 2002, the Internal Revenue Service issued a favorable determination letter concerning the qualified status of the Plan in effect as of November 27, 2002 under Section 401(a) of the IRC. The Plan Administrator believes that the Plan is designed and is currently being operated in compliance with the applicable requirements of the IRC. No U.S. income taxes are required to be paid by the trust created under the Plan (the “Trust”) and participants are not taxed on Employers’ contributions to the Trust or income earned by the Trust. When a participant, or his or her beneficiary or estate, receives a distribution under the Plan, the taxability of the value of such distribution depends on the form and time of payment.

UGI HVAC ENTERPRISES, INC
SAVINGS PLAN
Item 4(i) — SCHEDULE OF ASSETS (HELD AT END OF YEAR)

	December 31, 2008
	Number of
	Shares or
	Principal			Current
Name of Issuer and Title of Issue	Amount		Cost	Value
Mutual Funds:
FIDELITY U.S. BOND INDEX FUND (1) (2)	79,170	shrs	$861,171	$854,249
FIDELITY EQUITY INCOME FUND (2)	4,973	shrs	251,213	153,509
FIDELITY MAGELLAN FUND (1) (2)	12,551	shrs	1,202,232	575,574
FIDELITY GROWTH COMPANY FUND (1) (2)	13,619	shrs	858,045	666,773
VANGUARD INSTITUTIONAL INDEX FUND (1)	19,858	shrs	2,261,207	1,639,052
VANGUARD PRIME MONEY MARKET FUND (1)	606,124	shrs	606,124	606,124
VANGUARD TARGET RETIREMENT INCOME FUND	2,426	shrs	25,862	23,091
VANGUARD TARGET RETIREMENT 2005 FUND	13,661	shrs	152,070	132,379
VANGUARD TARGET RETIREMENT 2010 FUND	894	shrs	18,851	15,748
VANGUARD TARGET RETIREMENT 2015 FUND	52,327	shrs	601,971	499,721
VANGUARD TARGET RETIREMENT 2020 FUND	137	shrs	2,883	2,268
VANGUARD TARGET RETIREMENT 2025 FUND (1)	122,011	shrs	1,434,253	1,131,042
VANGUARD TARGET RETIREMENT 2030 FUND	494	shrs	9,593	7,683
VANGUARD TARGET RETIREMENT 2035 FUND (1)	119,678	shrs	1,459,054	1,107,023
VANGUARD TARGET RETIREMENT 2040 FUND	1,048	shrs	20,804	15,862
VANGUARD TARGET RETIREMENT 2045 FUND	32,526	shrs	402,795	311,270
VANGUARD TARGET RETIREMENT 2050 FUND	397	shrs	7,408	6,021
VANGUARD EXTENDED MARKET INDEX FUND (1)	44,469	shrs	1,458,017	1,068,134
FIDELITY SPARTAN INTERNATIONAL INDEX FUND (1) (2)	21,874	shrs	785,992	584,923

Total Mutual Funds			12,419,545	9,400,446

ASSETS IN FIDELITY BROKERAGE LINK ACCOUNTS (2)	9,093	shrs	210,868	128,730

Common Collective Trust:
VANGUARD RETIREMENT SAVINGS TRUST III	357,777	shrs	357,777	352,133

UGI COMMON STOCK FUND (1) (2)
UGI Corporation Unitized Stock Fund	46,660	units	876,965	880,004
Dividends receivable	$6,735		6,735	6,735

			883,700	886,739

PARTICIPANT LOANS
Loan principal outstanding (5.0% – 9.25%) (2) (3)			301,264	301,264

Total — all funds			$14,173,154	$11,069,312

(1)	Investment represents 5% or more of the net assets available for benefits.

(2)	Party in interest.

(3)	Range of interest rates for loans outstanding as of December 31, 2008.

UGI UTILITIES, INC.
SAVINGS PLAN
EIN #23-1174060 Plan Number 008
FINANCIAL STATEMENTS
for the years ended December 31, 2008 and 2007

UGI UTILITIES, INC.
SAVINGS PLAN

Page(s)

Report of Independent Registered Public Accounting Firm	2

Financial Statements:

Statements of Net Assets Available for Benefits at December 31, 2008 and 2007	3

Statements of Changes in Net Assets Available for Benefits for the years ended December 31, 2008 and 2007	4

Notes to Financial Statements	5 – 17

Item 4(i) — Schedule of Assets (Held at End of Year)	18
All other schedules to be filed with the Department of Labor in accordance with the Employee Retirement Income Security Act of 1974 are not applicable and have been omitted.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Participants and Plan Administrator of
UGI Utilities, Inc. Savings Plan
We have audited the accompanying statements of net assets available for benefits of UGI Utilities, Inc. Savings Plan as of December 31, 2008 and 2007, and the related statements of changes in net assets available for benefits for the years then ended. These financial statements are the responsibility of the Plan’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Plan is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of UGI Utilities, Inc. Savings Plan as of December 31, 2008 and 2007, and changes in its net assets available for benefits for the years then ended, in conformity with accounting principles generally accepted in the United States.
Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedule of assets held at end of year is presented for the purpose of additional analysis and is not a required part of the basic financial statements but is supplementary information required by the Department of Labor’s Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. This supplemental schedule is the responsibility of the Plan’s management. The supplemental schedule has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
/s/ Morison Cogen LLP
Bala Cynwyd, Pennsylvania
June 24, 2009

UGI UTILITIES, INC.
SAVINGS PLAN
STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS

	December 31,
	2008	2007
Investments (Notes 3 and 5)	$97,160,991	$124,162,518

Loans to participants	3,014,303	2,593,618

Receivables:
Participants’ contributions receivable	111,488	114,979
Employers’ contributions receivable	36,953	33,683

Net assets available for benefits at fair value	100,323,735	126,904,798

Adjustments from fair value to contract value for interest in common collective trust relating to fully benefit-responsive investment contracts	173,167	(109,851)

Net assets available for benefits	$100,496,902	$126,794,947

See accompanying notes to financial statements.

UGI UTILITIES, INC.
SAVINGS PLAN
STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS

	Year Ended December 31,
	2008	2007

Participants’ contributions	$6,962,195	$6,910,465
Participants’ rollover contributions	3,914,379	980,203
Employers’ contributions	2,045,028	1,967,508
Investment income (loss):
Dividends and interest	3,423,347	5,661,812
Net (depreciation) appreciation in value of investments	(36,642,059)	2,829,193
Other, primarily interest on loans	205,131	185,730
Net transfers of participants’ balances	90,039	222,897
Administrative fees	(14,566)	(15,386)
Distributions to participants	(6,281,539)	(7,524,107)

Net (decrease) increase	(26,298,045)	11,218,315

Net assets available for benefits — beginning of year	126,794,947	115,576,632

Net assets available for benefits — end of year	$100,496,902	$126,794,947

See accompanying notes to financial statements.

UGI UTILITIES, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS
1. Description of the Plan
The following brief description of the UGI Utilities, Inc. Savings Plan (the “Plan”) provides general information on the provisions of the Plan in effect on December 31, 2008 and during the periods covered by the financial statements. More complete information is included in the Plan documents.
General. The Plan is a defined contribution plan covering employees of UGI Utilities, Inc. and its subsidiaries (collectively, “UGI Utilities”), its holding company parent UGI Corporation (“UGI”), and certain affiliated companies (collectively, the “Employers”). Employees of the Employers are eligible upon hire to participate in the Plan. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Plan is administered by the UGI Utilities, Inc. Retirement Committee (“Plan Administrator”) whose members are appointed by the Board of Directors of UGI Utilities.
On October 1, 2008, UGI Utilities acquired all of the issued and outstanding stock of PPL Gas Utilities Corporation (now UGI Central Penn Gas Inc.,“CPG”), the natural gas distribution utility of PPL Corporation (the “CPG Acquisition”), and its subsidiaries. Effective with the CPG Acquisition, the employees of CPG became eligible to participate in the Plan as of October 1, 2008. As permitted, a number of employees of CPG who were participants in the PPL Subsidiary Savings Plan elected to roll over all or a portion of their account balances and outstanding loans to the Plan.
Contributions. A participant may elect to contribute to the Plan on a before-tax basis through payroll reduction an amount equal to from 1% to 50%, in whole percentages, of eligible compensation. In addition, a participant may elect to contribute to the Plan on an after-tax basis through payroll deduction an amount equal to from 1% to 6%, in whole percentages, of eligible compensation, provided that the combination of before-tax and after-tax contributions does not exceed 50% of eligible compensation. Calendar year before-tax and after-tax contribution amounts are subject to limits prescribed by the Internal Revenue Code (“IRC”) and the Plan, respectively. For the 2008 and 2007 Plan Years, the IRC before-tax contribution limits were $15,500. After-tax contributions are subject to limits set by the Plan and Section 402(g) of the IRC. Effective October 1, 2008, The Plan increased the maximum permissible percentage of employee after-tax contributions from 6% to 20% of compensation (with no increase in the overall 50% combined percentage limitation) for participants who were employees of CPG. This increase in the maximum permissible percentage of employee after-tax contributions was applicable to all participants effective January 1, 2009. A participant may increase the rate of, or reduce or suspend, his or her before-tax or after-tax contributions at any time by contacting the Plan’s recordkeeper, Fidelity Institutional Retirement Services Co. (“FIRSCO”).
The Plan allows for “catch-up contributions.” The catch-up contribution provision allows certain employees to make before-tax contributions over and above the IRS and Plan limits. In order to be eligible to make catch-up contributions, employees must be at least 50 years of age and must be contributing the IRC or Plan limit. The maximum catch-up contributions for both the 2008 and 2007 Plan Years was $5,000. Catch-up contributions are not eligible for the Employers’ matching contribution (as described below).

UGI UTILITIES, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS (Continued)
A participant will at all times be fully (100%) vested in the portion of his or her account attributable to participant contributions.
The Plan also accepts on behalf of any employee (i) the entire amount of cash received as a distribution from another qualified trust forming part of a plan described in section 401(a) of the IRC or from a “rollover” individual retirement plan described in section 408 of the IRC, but only if the deposit qualifies as a tax-free rollover as defined in section 402 or (ii) a direct transfer from another plan qualified under Section 401(a) of the IRC. The Plan accepts after-tax rollover contributions.
For each pay period during a plan year, the Employers may, at their discretion, make a contribution to the Plan equal to a percentage of participant before-tax and after-tax contributions, up to a total of 6% of compensation (as defined in the Plan document) for each eligible participant. Generally, the Employer matching contribution is equal to 50% of the first 3% and 25% of the next 3% of eligible compensation that a participant has authorized to make on his or her behalf in salary deferrals to the Plan or has elected to contribute to the plan as after-tax contributions. Certain Plan participants covered by collective bargaining agreements and certain affiliate companies’ Plan participants have a different Employer matching contribution rate.
Generally, a participant is fully vested in the portion of his or her account attributable to Employers’ matching contributions as follows: 25% after two years of service; 50% after three years of service; 75% after four years of service; and 100% after five years of service. Certain Plan participants covered by collective bargaining agreements have a different vesting schedule for employer matching contributions. In addition, a participant is fully vested in the portion of his or her account attributable to Company contributions upon the attainment of normal retirement age (as defined in the Plan document), total disability (as defined by the Plan document) or death while in the employ of the Employers or an affiliated company. For Plan purposes, a participant will attain normal retirement age on the later of his or her 65th birthday or the fifth anniversary of his or her date of hire. For vesting purposes, participants in the Plan who were former employees of businesses acquired by UGI Utilities generally receive credit for past eligible service with such acquired business.
A participant who terminates employment before he or she is vested will forfeit nonvested amounts attributable to the Employers’ contributions. These forfeited amounts remain in the Plan and are available to reduce future Employer contributions. During the 2008 and 2007 Plan Years, $29,747 and $27,480, respectively, were forfeited from participants’ accounts and were later used to reduce the Employers’ contributions. As of December 31, 2008 and 2007, there were $32,701 and $28,564, respectively, of forfeitures remaining in the Plan.
Investment Funds. A participant may elect to have his or her funds invested in one or more investment options. The Plan currently offers investments in selected mutual funds, the UGI Common Stock Fund, a common collective trust fund and Brokerage Link. Brokerage Link balances consist of the mutual funds offered by the Plan, as well as mutual funds offered by other registered investment companies. Generally, participants may transfer amounts between funds at any time with no limit. Participants may change their investment elections for future contributions at any time. Fidelity Management Trust Company is the Plan’s Trustee for all investment assets of the Plan and qualifies as a party in interest. References to “Fidelity” below refer to investment funds managed by Fidelity Management and Research Company (“FMR”). References to “Vanguard” below refer to investment funds managed by the Vanguard Group.

UGI UTILITIES, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS (Continued)
Following are brief descriptions of the investment options available to participants and the strategies and objectives of each fund.
Money Market Fund
• Vanguard Prime Money Market Fund – Institutional Class
This fund is an unaffiliated registered investment company mutual fund which primarily invests in high-quality, short-term money market instruments, including certificates of deposit, banker’s acceptances, commercial paper, and other money market instruments. The fund’s objective seeks to provide current income while maintaining a stable share price of $1.
Managed Income/Stable Investment Funds
• Vanguard Retirement Savings Trust III
This unaffiliated unregistered stable value investment option primarily invests in high quality fixed income securities with financial backing from insurance companies and banks that enable it to seek to maintain a constant $1 per share net asset value. Investments are chosen based on credit quality, yield, maturity and contract provisions. The objective is to provide a stable share price of $1 and current income consistent with bonds of two to three year average maturity. See Note 2 for discussion on accounting policies regarding this fund.
• Fidelity Managed Income Portfolio II Fund (discontinued)
This fund is an unaffiliated commingled pool whose investments principally comprise investment contracts issued by insurance companies and financial institutions, certain types of fixed income securities and money market funds to provide daily liquidity. The fund’s objective is to preserve principal while earning interest income. As of May 31, 2007, any balance in this fund was transferred to the Vanguard Retirement Savings Trust III. See Note 2 for discussion on accounting policies regarding this fund.
Fixed Income Funds
• Fidelity U.S. Bond Index Fund
This fund is an unaffiliated registered investment company mutual fund that principally invests in bonds included in the Barclays Capital Aggregate Bond Index. The fund’s objective is to provide investment results that correspond to the total returns of bonds in the Barclays Capital Aggregate Bond Index.

UGI UTILITIES, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS (Continued)
Growth and Income Funds
• Vanguard Institutional Index Fund
This fund is an unaffiliated registered investment company mutual fund which primarily invests in common stocks included in the Standard & Poor’s 500 Index (“S&P 500”), a widely recognized unmanaged index of 500 U.S. common stocks. The fund’s objective is to seek long-term growth of capital and income from dividends.
• Fidelity Equity Income Fund
This fund is an unaffiliated registered investment company mutual fund that principally invests in income-producing equity securities. The fund’s objective is to provide reasonable income while considering the potential for capital appreciation.
Growth Funds
• Vanguard Extended Market Index Fund
This fund is an unaffiliated registered investment company mutual fund that primarily invests in a large sampling of stocks that match the characteristics of the Standard and Poor’s Completion Index, an unmanaged benchmark representing mid- and small-capitalization U.S. stocks. The Standard and Poor’s Completion Index contains all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the NASDAQ over-the-counter market, except those included in the Standard and Poor’s 500 Index. The fund seeks to provide the potential for long-term growth of capital as it matches the performance and risk of the Standard and Poor’s Completion Index.
• Fidelity Magellan Fund
This fund is an unaffiliated registered investment company mutual fund that invests primarily in growth and/or value common stocks of domestic and foreign issuers. The fund seeks capital appreciation.
• Fidelity Growth Company Fund
This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of domestic and foreign issuers that are expected to have above-average growth potential. The fund seeks capital appreciation.

UGI UTILITIES, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS (Continued)
International Funds
• Fidelity Spartan International Index Fund
This fund is an unaffiliated registered investment company mutual fund which primarily invests in common stock of developed markets outside the United States and Canada. Common stocks included are those that are listed with the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”). The fund’s objective is to provide investment results that correspond to the total returns of foreign stock markets.
• Vanguard Target Retirement Income
• Vanguard Target Retirement 2005
• Vanguard Target Retirement 2010
• Vanguard Target Retirement 2015
• Vanguard Target Retirement 2020
• Vanguard Target Retirement 2025
• Vanguard Target Retirement 2030
• Vanguard Target Retirement 2035
• Vanguard Target Retirement 2040
• Vanguard Target Retirement 2045
• Vanguard Target Retirement 2050
These funds are unaffiliated registered investment company mutual funds that invest in a combination of Vanguard mutual funds according to an asset allocation strategy that becomes increasingly conservative over time as each fund’s target retirement date approaches. Within five to ten years after the respective fund’s targeted retirement date, the fund’s asset allocation should become similar to that of the Vanguard Target Retirement Income Fund. These funds’ investment objectives are to achieve current income and capital appreciation.
Brokerage Link
• Fidelity Brokerage Link
This option combines a self-directed brokerage account with the employee’s Savings Plan account. An individual brokerage account is established and maintained by Fidelity Brokerage Services, Inc. on the Fidelity Brokerage System. The objective of this investment option is to offer a broader or expanded menu of mutual funds beyond those offered by the Plan.

UGI UTILITIES, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS (Continued)
Employer Stock Fund
• UGI Common Stock Fund
This fund invests principally in shares of UGI Corporation Common Stock. Participants in the fund do not individually own specific shares of UGI Corporation Common Stock but rather own units in the fund that invests in such shares and short-term investments. The value of a unit in the UGI Common Stock Fund was initially set at $10.00 and is recalculated daily by dividing the fair value of the fund’s assets (comprising shares of UGI Corporation Common Stock and temporary cash investments) by the total number of units outstanding. Generally, participant requests to redeem units from the UGI Common Stock Fund are processed on the day received if such request is received by Fidelity before the close of the New York Stock Exchange and provided that there are sufficient short-term investments in the fund for liquidity. In such case, the participant will receive the net asset value, or closing price for the units, calculated using the closing price for UGI Corporation Common Stock on the New York Stock Exchange for that day. However, on days of unusually heavy requests for sale, the UGI Common Stock Fund may not have sufficient short-term investments for liquidity. In such case, requests to sell units received before the close of the New York Stock Exchange may not be processed on that day at that date’s closing price but may be suspended until sufficient liquidity is restored. Units will be redeemed generally on a first-in, first-out basis at the closing price for the processing date. Loans, withdrawals and distributions from the UGI Common Stock Fund will be given priority over exchanges with other funds.
Distributions. The Plan benefit of a participant who terminates employment as a result of retirement, death or total disability, as defined in the Plan document, shall be equal to the proceeds of liquidation of 100% of the balance of his or her account. Participants may elect to receive their interest in the UGI Common Stock Fund in the form of shares of UGI Corporation Common Stock. The Plan benefit of a participant who terminates employment for reasons other than retirement or total disability shall be equal to the proceeds of liquidation of the vested portion of his or her account. Where the amount to be distributed exceeds $1,000, no distribution shall be made to any Plan participant prior to his or her normal retirement age, unless the participant elects to receive such distribution. Where the amount to be distributed does not exceed $1,000, a Plan participant’s benefit will be distributed as soon as practicable after the participant becomes entitled to receive a distribution.
A participant who continues to work past age 70 1/2 will receive a distribution upon termination of employment.
Death. If a participant dies prior to receiving a distribution of his or her account, the participant’s designated beneficiary shall be entitled to receive a lump-sum distribution of the proceeds of liquidation of 100% of the vested portion of his or her account. Generally, the beneficiary may request a distribution of the participant’s account balance as soon as practicable following the date of the participant’s death. The beneficiary of a participant who is married at the time of the participant’s death will be the participant’s spouse, unless the participant designated another beneficiary and the spouse consented to such designation in accordance with procedures specified by the Plan document.

UGI UTILITIES, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS (Continued)
Withdrawals. Generally, a participant may withdraw up to 50% of the balance of his or her account attributable to after-tax contributions (including after-tax contributions that were matched by the Employer) at any time. However, the withdrawal must be in an amount of at least $250. If any portion of the amount withdrawn is attributable to contributions that were matched by the Employers, the participant’s participation in the Plan will be suspended for the three-month period following the withdrawal. No more than one such withdrawal in any calendar year is permitted from each of the matched and unmatched portions of a participant’s after-tax contribution account.
A participant may withdraw before-tax contributions (and earnings attributable thereto credited as of December 31, 1988) and rollover contributions, only on account of financial hardship resulting from (i) medical expenses as defined in section 213(d) of the IRC; (ii) educational expenses for the next twelve months of post-secondary education of the participant, or his or her spouse, children or dependents; (iii) foreclosure on a primary residence; (iv) costs directly related to the purchase of a primary residence; (v) burial or funeral expenses for the participants’ deceased parent, spouse, children or eligible dependents; or (vi) expense relating to the repair of damage to the participant’s principal residence that would qualify for the casualty deduction under section 165 of the Internal Revenue Code. A hardship withdrawal will be permitted if the Plan Administrator determines that (i) the withdrawal is on account of an immediate and heavy financial need of the participant and (ii) the withdrawal is necessary to satisfy such financial need. A participant’s participation in the Plan is suspended for the six-month period following a hardship withdrawal.
While a participant is still employed by any of the Employers, withdrawals of amounts attributable to Employers’ contributions and post-1988 earnings on participant before-tax contributions are not permitted.
Loan Provision. The Plan includes an employee loan provision. Generally, at the time a loan is to be made, the amount of all loans to be outstanding may not exceed the lesser of (i) 50% of a participant’s before-tax and rollover account balances, or (ii) $50,000 less the highest balance of any loan during the prior twelve-month period. Each loan bears interest at a rate determined in accordance with generally prevailing market conditions for similar types of loans. The minimum loan amount is $1,000. The amount of the loan withdrawn from a participant’s account is allocated in proportion to the value of the participant’s salary deferral and rollover account balances in each investment fund. Repayments, including interest, are made in equal installments through payroll deductions and are allocated to participant accounts in accordance with current investment elections. No loan may have a final maturity in excess of five years except that, if the loan is used to purchase a principal residence for the participant, the loan may have a final maturity of up to ten years. No participant shall be permitted to have more than two loans outstanding at any one time.
Administrative Expenses. Administrative expenses of the Plan are chargeable to the Plan unless paid for by the Employers. Other than the Plan fees described below, the Employers currently pay such expenses. Beginning with the quarter ended December 31, 2008, each active Plan account is assessed a quarterly recordkeeping fee of $4.25. This fee is automatically deducted in the month following the end of the quarter and remitted to FIRSCO. Due to an administrative oversight, the fee for the quarter ended December 31, 2008 was waived. Loan administration and withdrawal fees are paid by Plan participants. Mutual fund expenses are paid to fund managers from mutual fund assets.
Plan Termination. Although it has not expressed any intent to do so, UGI Utilities has the right to terminate the Plan in whole or in part at any time for any reason. In the event of a complete or partial termination of the Plan, the affected participants will become fully vested in their account balances.

UGI UTILITIES, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS (Continued)
Plan Amendment. UGI Utilities may amend the Plan at any time for any reason by written action of its Board of Directors. Amendments required to comply with the IRC to maintain compliance with current laws or regulations or to correct errors or omissions in the Plan document, however, may be made by the Retirement Committee without Board approval.
Voting Rights of UGI Common Stock Fund Participants. A participant has the right to instruct the trustee of the Plan how to vote, at each meeting of shareholders, all shares of UGI Corporation Common Stock (including fractional shares) represented by the value of the participant’s interest in the UGI Common Stock Fund. A participant also has the right to direct the trustee of the Plan whether or not to tender shares in response to a tender offer.
2. Accounting Policies
Use of Estimates and Basis of Accounting. The accompanying financial statements are prepared on the accrual basis of accounting. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Plan Administrator to make estimates and assumptions that affect the reported amounts of net assets available for benefits and changes therein. Actual results could differ from these estimates.
As described in Financial Accounting Standards Board (“FASB”) Staff Position, FSP AAG INV-1 and SOP 94-4-1, Reporting of Fully Benefit Responsive Investment Contracts Held by Certain Investment Companies Subject to the AICPA Investment Company Guide and Defined-Contribution Health and Welfare Plans (the “FSP”), investment contracts held by a defined-contribution plan are to be reported at fair value. However, contract value is the relevant measurement attribute for that portion of the net assets available for benefits of a defined-contribution plan attributable to fully benefit-responsive investment contracts because contract value is the amount participants would receive if they were to initiate permitted transactions under the terms of the Plan. In accordance with the provisions of the FSP, the Statements of Net Assets Available for Benefits present the fair value of the investment contracts as well as the adjustment of the fully-benefit responsive investment contracts from fair value to contract value for all periods presented. The Statements of Changes in Net Assets Available for Benefits is prepared on a contract value basis. Certain other disclosures required by the FSP are presented in the financial statements and footnotes of each respective common collective trust.
Investment Valuation and Income Recognition. As reported by Fidelity Management Trust Company, the Plan’s investments in registered investment company mutual funds are valued at quoted market prices, which represent the net asset value of shares held by the Plan at year-end. Participant loans are valued at their outstanding balances, which approximate fair value. Shares of UGI Common Stock included in the UGI Common Stock Fund are reflected at fair value based upon quoted market prices. The Plan’s interests in Vanguard Retirement Savings Trust III (common collective trust) are reflected at fair value and then adjusted to contract value based on information reported by the investment advisor. The fair value of this common collective trust is calculated by discounting the related cash flows based on current yields of similar investments with comparable durations. Fidelity Brokerage Link accounts are valued at fair value of the investments, based upon quoted market prices, held by the Plan participants in their individual self-directed brokerage accounts.

UGI UTILITIES, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS (Continued)
Dividend income is recorded on the record date. Interest earned on investments is recorded on the accrual basis. Purchases and sales of securities are recorded on a trade date basis.
The Plan presents in the Statements of Changes in Net Assets Available for Benefits the net appreciation (depreciation) in fair value of investments which consists of realized gains or losses and unrealized appreciation (depreciation) in the fair value of those investments.
Distributions are made to Plan participants based upon the fair value of each participant’s investment account (except for investments of the Vanguard Retirement Savings Trust III for which distributions are based upon contract value and except for distributions from the UGI Common Stock Fund, to the extent not all shares are sold on the same date) as of the dates of the distribution. Distributions to participants are recorded when paid.
Transfers of participant balances represent amounts transferred to or from the AmeriGas Propane, Inc. Savings Plan and the UGI HVAC Enterprises, Inc. Savings Plan, which are affiliated plans.
Reclassification. We have reclassified certain prior-year balances to conform to the current-year presentation.

UGI UTILITIES, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS (Continued)
3. Trust Investments
The components of trust investments by fund at December 31, 2008 and 2007 are as follows:

	December 31,
	2008		2007
Mutual Funds:
Fidelity U.S. Bond Index Fund (shares — 523,241 and 439,981, respectively)	$5,645,771	*	$4,791,392

Fidelity Equity Income Fund (shares — 245,745 and 242,071, respectively)	7,586,150	*	13,352,621	*

Fidelity Magellan Fund (shares — 205,380 and 199,641, respectively)	9,418,722	*	18,740,322	*

Fidelity Growth Company Fund (shares — 81,890 and 70,497, respectively)	4,009,345		5,849,879

Vanguard Institutional Index Fund (shares — 83,528 and 83,646, respectively)	6,894,409	*	11,220,297	*

Vanguard Prime Money Market Fund (shares — 9,330,569 and 6,684,586, respectively)	9,330,569	*	6,684,586	*

Vanguard Target Retirement Income Fund (shares — 26,038 and 16,450, respectively)	247,879		183,086

Vanguard Target Retirement 2005 Fund (shares — 37,647 and 30,446, respectively)	364,799		365,963

Vanguard Target Retirement 2010 Fund (shares — 20,351 and 0, respectively)	358,385		—

Vanguard Target Retirement 2015 Fund (shares — 634,857 and 549,069, respectively)	6,062,884	*	7,170,838	*

Vanguard Target Retirement 2020 Fund (shares — 82,558 and 0, respectively)	1,367,995		—

Vanguard Target Retirement 2025 Fund (shares — 534,971 and 450,670, respectively)	4,959,181		6,183,193

Vanguard Target Retirement 2030 Fund (shares — 20,898 and 0, respectively)	324,760		—

Vanguard Target Retirement 2035 Fund (shares — 125,758 and 104,914, respectively)	1,163,259		1,533,838

Vanguard Target Retirement 2040 Fund (shares — 3,359 and 0, respectively)	50,821		—

Vanguard Target Retirement 2045 Fund (shares — 54,862 and 36,414, respectively)	525,036		549,482

Vanguard Target Retirement 2050 Fund (shares — 379 and 0, respectively)	5,749		—

Vanguard Extended Market Index Fund (shares — 177,201 and 176,589, respectively)	4,256,376		7,047,659	*

Fidelity Spartan International Index Fund (shares — 126,142 and 126,760, respectively)	3,373,056		5,995,727

Assets in Fidelity Brokerage Account (shares – 905,013 and 562,331, respectively)	3,657,556		5,291,987

Common Collective Trusts:
Vanguard Retirement Savings Trust III (shares — 10,976,540 and 11,685,379, respectively)	10,803,373	*	11,795,229	*

UGI Common Stock Fund
UGI Corporation Unitized Stock Fund (units — 539,519 and 507,256, respectively)	16,627,994	*	17,292,359	*
Dividends receivable	126,922		114,060

	16,754,916		17,406,419

Total trust investments — fair value	$97,160,991		$124,162,518

Total trust investments — cost	$119,267,972		$110,348,248

*	- Investment represents five percent or more of net assets available for benefits.
The net (depreciation) appreciation in fair value of investments during the years ended December 31, 2008 and 2007 by major investment category follows:

	Year Ended December 31,
	2008	2007
Registered investment company funds	$(33,113,135)	$2,475,750
UGI Common Stock Fund	(1,608,766)	38,894
Other	(1,920,158)	314,549

Total net (depreciation) appreciation in fair value	$(36,642,059)	$2,829,193

UGI UTILITIES, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS (Continued)
During the 2008 and 2007 Plan Years, the Plan purchased, at market prices, 42,107 and 48,341 shares of UGI Corporation Common Stock directly from UGI Corporation for $1,081,241 and $1,298,660, respectively.
During the 2008 Plan Year, the Plan was adversely impacted by the current global economic crisis, which resulted in a substantial decline in the fair value of the Plan’s investments as of December 31, 2008.
The investments of the separate investment funds are exposed to various risks such as interest rate, market and credit risk. The degree and concentration of these risks vary by fund. Due to the level of risk associated with the separate investment funds, it is reasonably possible that changes in risk in the near term could materially affect participants’ account balances and the amounts reported in the Statements of Net Assets Available for Benefits and the Statements of Changes in Net Assets Available for Benefits.
4. Newly Adopted Accounting Standards and Accounting Standards Not Yet Adopted
The Plan adopted the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS 157”), effective January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. See Note 5 for further information on fair value measurements in accordance with SFAS 157.
In June 2006, the FASB issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 prescribes detailed guidance for the financial statement recognition, measurement and disclosure of uncertain tax positions recognized in an enterprise’s financial statements in accordance with SFAS No. 109, “Accounting for Income Taxes” (“SFAS No. 109”). Tax positions must meet a more-likely-than-not recognition threshold at the effective date to be recognized upon the adoption of FIN 48 and in subsequent periods. FASB Staff Position (“FSP”) FIN 48-3 issued in December 2008 deferred the effective date for nonpublic enterprises to annual financial statements for fiscal years beginning after December 15, 2008. However, a nonpublic enterprise that elects to defer the application of FIN 48 in accordance with this FSP shall explicitly disclose that fact and shall disclose its accounting policy for evaluating uncertain tax positions for each set of financial statements where the deferral applies.
The Plan has elected to defer the application of Interpretation 48. The Plan’s current policy for accounting for uncertain tax positions is governed by SFAS No. 5, “Accounting for Contingencies.”
5. Fair Value Measurement
Effective January 1, 2008, the Plan adopted SFAS 157 and certain subsequently issued related FSPs. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in an orderly transaction between market participants at the measurement date. SFAS 157 clarifies that the fair value should be based upon assumptions that market participants would use when pricing an asset or liability, including assumptions about risk and risks inherent in valuation techniques and inputs to valuations. When determining fair value measurements, the Plan considers the principal or most advantageous market for the asset or liability and considers assumptions that market participants would use when pricing the asset or liability, such as inherent risk, transfer restrictions and risk of non-performance.

UGI UTILITIES, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS (Continued)
SFAS 157 also establishes a fair value hierarchy that requires the Plan to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. SFAS 157 establishes three levels of inputs that may be used to measure fair value:
•	Level 1 – quoted prices (unadjusted) in active markets for identical assets or liabilities that the Plan has the ability to access;
•
Level 2 – inputs other than quoted prices included in Level 1 that are either directly or indirectly observable, such as quoted prices in active markets for similar assets or liabilities, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data by correlation or by other means;

•	Level 3 – unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.
The following table presents the Plan’s investments that are measured at fair value on a recurring basis, for each hierarchy level, as of December 31, 2008:

	Fair Value Measurement
	Level 1	Level 2	Level 3	Total
Mutual funds	$60,272,133	$—	$—	$60,272,133
Money market fund	9,330,569	—	—	9,330,569
UGI Common Stock fund	16,754,916	—	—	16,754,916
Common/Collective trust	—	10,803,373	—	10,803,373
Participant loans	—	—	3,014,303	3,014,303

Total investments measured at fair value	$86,357,618	$10,803,373	$3,014,303	$100,175,294

The Plan’s valuation methodology used to measure the fair values of mutual funds (including mutual funds in Brokerage Link accounts), money market fund and the UGI Common Stock fund were derived from quoted market prices as substantially all of these instruments have active markets.  The valuation technique used to measure fair value of participant loans above, all of which are secured by vested account balances of borrowing participants, were derived using a discounted cash flow model with inputs derived from unobservable market data.  Participant loans are included at their amortized cost in the Statements of Net Assets Available for Benefits which approximates their fair value at December 31, 2008.  The valuation techniques used to measure fair value of common/ collective trust fund are included in Note 2.

UGI UTILITIES, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS (Continued)
The following table sets forth a summary of changes in fair value of the Plan’s Level 3 assets for the year ended December 31, 2008:

Level 3 Assets
Participant loans

Balance as of January 1, 2008	$2,593,618
Issuances, repayments and settlements, net	420,685

Balance as of December 31, 2008	$3,014,303

6. Federal Income Tax Status
On December 6, 2002, the Internal Revenue Service issued a favorable determination letter concerning the qualified status of the Plan in effect as of November 27, 2002 under Section 401(a) of the IRC. The Plan Administrator believes that the Plan is designed and is currently being operated in compliance with the applicable requirements of the IRC. No U.S. income taxes are required to be paid by the trust created under the Plan (the “Trust”) and participants are not taxed on Employers’ contributions to the Trust or income earned by the Trust. When a participant, or his or her beneficiary or estate, receives a distribution under the Plan, the taxability of the value of such distribution depends on the form and time of payment.

UGI UTILITIES, INC.
SAVINGS PLAN
Item 4(i) — SCHEDULE OF ASSETS (HELD AT END OF YEAR)

	December 31, 2008
	Number of
	Shares or
	Principal			Current
Name of Issuer and Title of Issue	Amount		Cost	Value

Mutual Funds:
FIDELITY U.S. BOND INDEX FUND (1) (2)	523,241	shrs	$5,691,415	$5,645,771
FIDELITY EQUITY INCOME FUND (1) (2)	245,745	shrs	11,873,033	7,586,150
FIDELITY MAGELLAN FUND (1) (2)	205,380	shrs	18,816,862	9,418,722
FIDELITY GROWTH COMPANY FUND (2)	81,890	shrs	5,228,888	4,009,345
VANGUARD INSTITUTIONAL INDEX FUND (1)	83,528	shrs	9,433,942	6,894,409
VANGUARD PRIME MONEY MARKET FUND (1)	9,330,569	shrs	9,330,569	9,330,569
VANGUARD TARGET RETIREMENT INCOME FUND	26,038	shrs	265,476	247,879
VANGUARD TARGET RETIREMENT 2005 FUND	37,647	shrs	414,013	364,799
VANGUARD TARGET RETIREMENT 2010 FUND	20,351	shrs	416,224	358,385
VANGUARD TARGET RETIREMENT 2015 FUND (1)	634,857	shrs	7,359,294	6,062,884
VANGUARD TARGET RETIREMENT 2020 FUND	82,558	shrs	1,543,870	1,367,995
VANGUARD TARGET RETIREMENT 2025 FUND	534,971	shrs	6,493,087	4,959,181
VANGUARD TARGET RETIREMENT 2030 FUND	20,898	shrs	380,001	324,760
VANGUARD TARGET RETIREMENT 2035 FUND	125,758	shrs	1,579,306	1,163,259
VANGUARD TARGET RETIREMENT 2040 FUND	3,359	shrs	53,798	50,821
VANGUARD TARGET RETIREMENT 2045 FUND	54,862	shrs	723,809	525,036
VANGUARD TARGET RETIREMENT 2050 FUND	379	shrs	7,083	5,749
VANGUARD EXTENDED MARKET INDEX FUND	177,201	shrs	5,836,580	4,256,376
FIDELITY SPARTAN INTERNATIONAL INDEX FUND (2)	126,142	shrs	4,662,973	3,373,056

Total Mutual Funds			90,110,223	65,945,146

ASSETS IN FIDELITY BROKERAGE LINK ACCOUNTS (2)	905,013	shrs	5,397,691	3,657,556

Common Collective Trust:
VANGUARD RETIREMENT SAVINGS TRUST III (1)	10,976,540	shrs	10,976,540	10,803,373

UGI COMMON STOCK FUND (1) (2)
UGI Corporation Unitized Stock Fund	539,519	units	12,656,596	16,627,994
Dividends receivable	$126,922		126,922	126,922

			12,783,518	16,754,916

PARTICIPANT LOANS
Loan principal outstanding (5.0% – 11.5%) (2) (3)			3,014,303	3,014,303

Total — all funds			$122,282,275	$100,175,294

(1)	Investment represents 5% or more of the net assets available for benefits.

(2)	Party in interest.

(3)	Range of interest rates for loans outstanding as of December 31, 2008.

AMERIGAS PROPANE, INC.
SAVINGS PLAN
EIN #23-2786294 PLAN NUMBER 002
FINANCIAL STATEMENTS
for the years ended December 31, 2008 and 2007

AMERIGAS PROPANE, INC.
SAVINGS PLAN

Page(s)
Report of Independent Registered Public Accounting Firm	2

Financial Statements:

Statements of Net Assets Available for Benefits at December 31, 2008 and 2007	3

Statements of Changes in Net Assets Available for Benefits for the years ended December 31, 2008 and 2007	4

Notes to Financial Statements	5 – 17

Item 4(i) — Schedule of Assets (Held at End of Year)	18
All other schedules to be filed with the Department of Labor in accordance with the Employee Retirement Income Security Act of 1974 are not applicable and have been omitted.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Participants and Plan Administrator of
AmeriGas Propane, Inc. Savings Plan
We have audited the accompanying statements of net assets available for benefits of AmeriGas Propane, Inc. Savings Plan as of December 31, 2008 and 2007, and the related statements of changes in net assets available for benefits for the years then ended. These financial statements are the responsibility of the Plan’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Plan is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of AmeriGas Propane, Inc. Savings Plan as of December 31, 2008 and 2007, and changes in its net assets available for benefits for the years then ended, in conformity with accounting principles generally accepted in the United States.
Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedule of assets held at end of year is presented for the purpose of additional analysis and is not a required part of the basic financial statements but is supplementary information required by the Department of Labor’s Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. This supplemental schedule is the responsibility of the Plan’s management. The supplemental schedule has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
/s/ Morison Cogen LLP
Bala Cynwyd, Pennsylvania
June 24, 2009

AMERIGAS PROPANE, INC.
SAVINGS PLAN
STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS

	December 31,
	2008	2007

ASSETS:
Investments (Note 3 and 5)	$168,858,502	$225,915,117
Loans to participants	5,384,948	5,098,334

Total assets	174,243,450	231,013,451

LIABILITIES:
Accrued adminstrative expenses	24,505	—

Total liabilities	24,505	—

Net assets available for benefits at fair value	174,218,945	231,013,451
Adjustments from fair value to contract value for interest in common collective trust relating to fully benefit-responsive investment contracts	301,067	(273,911)

Net assets available for benefits	$174,520,012	$230,739,540

See accompanying notes to financial statements.

AMERIGAS PROPANE, INC.
SAVINGS PLAN
STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS

	Year Ended December 31,
	2008	2007

Participants’ contributions	$12,368,237	$12,151,140
Company contributions	7,607,583	7,278,093
Participants’ rollover contributions	1,475,306	722,941
Merger of All Star Gas Plan	765,223	—

Investment income (loss):
Dividends and interest	6,496,006	10,951,925
Net (depreciation) appreciation in value of investments	(65,538,859)	5,466,743
Distributions to participants	(19,623,851)	(21,199,657)
Administrative fees	(79,014)	(50,769)
Other, primarily interest on loans	399,880	340,329
Net transfers of participants’ balances	(90,039)	(233,255)

Net (decrease) increase	(56,219,528)	15,427,490

Net assets available for benefits — beginning of year	230,739,540	215,312,050

Net assets available for benefits — end of year	$174,520,012	$230,739,540

See accompanying notes to financial statements.

AMERIGAS PROPANE, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS
1. Description of the Plan
The following brief description of the AmeriGas Propane, Inc. Savings Plan (“the Plan”) provides general information on the provisions of the Plan in effect on December 31, 2008 and during the periods covered by the financial statements. More complete information is included in the Plan document.
On August 13, 2007, All Star Gas Corporation was acquired by AmeriGas Propane, Inc. (“the Company”). On November 26, 2007, the Board of Directors of the Company approved the merger of the All Star Gas Corporation 401(k) Plan (“All Star Gas Plan”) with the Plan. Effective February 4, 2008, the net assets of the All Star Gas Plan, including participant loans, were transferred to the Plan and former participants of the All Star Gas Plan became eligible to participate in the Plan. Such transfer of net assets is reflected on the 2008 Statement of Changes in Net Assets Available for Benefits as “Merger of All Star Gas Plan.”
General. The Plan is a defined contribution plan covering employees of the Company (a Pennsylvania corporation). Employees are eligible upon hire to participate in the Plan. The Plan also holds assets of certain defined contribution pension plans that were terminated in prior years and were merged into the Plan. Such assets include what is referred to as the “Pension Account” and “Predecessor Pension Rollover Account” and do not impact the general provisions of the Plan. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Plan is administered by the Company’s Benefits Committee (“Plan Administrator”), whose members are appointed by the President of the Company and subject to approval by the Compensation/Pension Committee of the Company’s Board of Directors.
Contributions. Generally, a participant may elect to contribute to the Plan on a before-tax basis through payroll reduction an amount equal to from 1% to 50%, in whole percentages, of eligible compensation. For the 2008 plan year, highly compensated employees of the Company, as defined by the Internal Revenue Code (“IRC”), are limited to contributing a maximum of 6% of their compensation. Calendar year contribution amounts are subject to limits prescribed by the IRC. For both the 2008 and 2007 Plan Years, the IRC before-tax contribution limits were $15,500. A participant may increase, reduce or suspend his or her contributions at any time by contacting Fidelity Institutional Retirement Services Co. (“FIRSCO”).
The Plan allows for “catch-up contributions.” The catch-up contribution provision allows certain employees to make before-tax contributions over and above the IRS and Plan limits. In order to be eligible to make catch-up contributions, employees must be at least 50 years of age before the end of the calendar year and must be contributing the IRC or Plan limit. The maximum catch-up contribution for both the 2008 and 2007 Plan Years was $5,000. Catch-up contributions are not eligible for the Company matching contribution (as described below).

AMERIGAS PROPANE, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS (Continued)
The Plan also accepts on behalf of any employee (i) the entire amount of cash received as a distribution from another qualified trust forming part of a plan described in Section 401(a) of the IRC or from a “rollover” individual retirement plan described in Section 408 of the IRC, but only if the deposit qualifies as a tax free rollover as defined in section 402 or (ii) a direct transfer from another plan qualified under Section 401(a) of the IRC. The Plan accepts after-tax rollover contributions.
Generally the Company shall contribute to the Plan an amount equal to 100% of contributions made by each eligible participant for each payroll period up to a total of 5% of the participant’s eligible compensation for each such payroll period. A participant will be eligible to receive matching contributions after he or she has completed a year of service as defined in the Plan document.
The Company may also make profit-sharing contributions for each Plan year, out of its net profits, as shall be determined by its Board of Directors, in its sole discretion, to all eligible participants. A participant will be eligible to receive profit sharing contributions if he or she (i) has completed one year of service with the Company or an affiliate; (ii) was not eligible to participate in the AmeriGas Propane, Inc. Supplemental Executive Retirement Plan as of the last day of a Plan year; and (iii) either (a) remained in the employ of the Company through the end of the Plan year as of which such contribution is to be allocated; (b) retired, experienced total disability (as defined in the Plan document), or died while in service during the Plan year; or (c) was on an excused absence (as defined in the Plan document) at the end of the Plan year. Subject to certain limitations, the profit sharing contribution to be credited to a participant’s account shall be allocated as of the last day of the Plan year by dividing the total amount of such contribution by the number of eligible Plan participants. No such amounts were contributed to the Plan in respect of the 2008 Plan Year or the 2007 Plan Year.
All contributions are invested in accordance with participant investment elections in effect on the dates of the contributions.
A participant will at all times be fully (100%) vested in the portion of his or her account attributable to the following sources: (i) Predecessor Account; (ii) Predecessor Pension Rollover Account; (iii) Rollover/Dollar Builder Account; (vi) Rollover ESOP Account; (v) Salary Deferral Account; (vi) the Voluntary Participant Contribution Account; and (vii) the After-Tax Rollover Account, each as defined in the Plan document. A participant is vested in the portion of his or her account attributable to Company contributions as follows: 25% after two years of service; 50% after three years of service; 75% after four years of service; and 100% after five years of service. In addition, a participant is fully vested in the portion of his or her account attributable to Company contributions upon the attainment of normal retirement age (as defined in the Plan document), the attainment of early retirement age (as defined in the Plan document), total disability (as defined in the Plan document) or death while in the employ of the Company or an affiliated company. For Plan purposes, a participant will attain normal retirement age on the later of his or her 65th birthday or the fifth anniversary of his or her date of hire with the Company or an affiliate. A participant will attain early retirement age on or after his or her attainment of age 55 and the completion of 10 years of service with the Company or an affiliate.

AMERIGAS PROPANE, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS (Continued)
A participant who terminates employment before he or she is fully vested will forfeit nonvested amounts attributable to Company contributions. These forfeited amounts remain in the Plan and are available to reduce future Company contributions. For the 2008 Plan Year and 2007 Plan Year, forfeitures of $382,083 and $417,096, respectively, were used to reduce Company contributions. During the 2008 Plan Year and 2007 Plan Year, $318,752 and $263,965, respectively, were forfeited from participant accounts. As of December 31, 2008 and 2007, there were $20,806 and $78,127, respectively, of forfeitures remaining in the Plan.
Investment Funds. A participant may elect to have his or her funds invested in one or more investment options. The Plan currently offers investments in selected mutual funds, the UGI Common Stock fund, a common/ collective trust fund and Brokerage Link. Brokerage Link balances consist of the mutual funds offered by the Plan, as well as mutual funds offered by other registered investment companies. Generally, participants may transfer amounts between options at any time with no limit, except for the Brokerage Link option. As of November 1, 2008, participants are limited to investing up to 90% of their contributions with Brokerage link and the remaining 10% must be invested in one of the plan’s other fund options. Participants may change their investment elections for future contributions at any time. The default investment fund under the Plan is the age appropriate Vanguard Target Retirement Fund (based on an assumed retirement age of 65). Fidelity Management Trust Company is the Plan’s Trustee for all investment assets of the Plan and qualifies as a party in interest. References to “Fidelity” below refer to investment funds managed by Fidelity Management and Research Company (“FMR”). References to “Vanguard” below refer to investment funds managed by the Vanguard Group.
Following are brief descriptions of the investment options available to participants and the strategies and objectives of each fund.
Money Market Fund
• Vanguard Prime Money Market Fund — Institutional Class
This fund is an unaffiliated registered investment company mutual fund which primarily invests in high-quality, short-term money market instruments, including certificates of deposit, banker’s acceptances, commercial paper, and other money market instruments. The fund’s objective seeks to provide current income while maintaining a stable share price of $1.
Managed Income/Stable Investment Funds
• Vanguard Retirement Savings Trust III
This unaffiliated unregistered stable value investment option primarily invests in high quality fixed income securities with financial backing from insurance companies and banks that enable it to seek to maintain a constant $1 per share net asset value. Investments are chosen based on credit quality, yield, maturity and contract provisions. The objective is to provide a stable share price of $1 and current income consistent with bonds of two to three year average maturity. See Note 2 for discussion on accounting policies regarding this fund.

AMERIGAS PROPANE, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS (Continued)
Fixed Income Funds
• Fidelity U.S. Bond Index Fund
This fund is an unaffiliated registered investment company mutual fund that principally invests in bonds included in the Barclays Capital Aggregate Bond Index. The fund’s objective is to provide investment results that correspond to the total returns of bonds in the Barclays Capital Aggregate Bond Index.
Growth and Income Funds
• Vanguard Institutional Index Fund
This fund is an unaffiliated registered investment company mutual fund which primarily invests in common stocks included in the Standard & Poor’s 500 Index (“S&P 500”), a widely recognized unmanaged index of 500 U.S. common stocks. The fund’s objective is to seek long-term growth of capital and income from dividends.
• Fidelity Equity Income Fund
This fund is an unaffiliated registered investment company mutual fund that principally invests in income-producing equity securities. The fund’s objective is to provide reasonable income while considering the potential for capital appreciation.
Growth Funds
• Vanguard Extended Market Index Fund
This fund is an unaffiliated registered investment company mutual fund that primarily invests in a large sampling of stocks that match the characteristics of the Standard and Poor’s Completion Index, an unmanaged benchmark representing mid- and small-capitalization U.S. stocks. The Standard and Poor’s Completion Index contains all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market, except those included in the Standard and Poor’s 500 Index. The fund seeks to provide the potential for long-term growth of capital as it matches the performance and risk of the Standard and Poor’s Completion Index.
• Fidelity Magellan Fund
This fund is an unaffiliated registered investment company mutual fund that invests primarily in growth and/or value common stocks of domestic and foreign issuers. The fund seeks capital appreciation.

AMERIGAS PROPANE, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS (Continued)
• Fidelity Growth Company Fund
This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of domestic and foreign issuers that are expected to have above-average growth potential. The fund seeks capital appreciation.
International Funds
• Fidelity Spartan International Index Fund
This fund is an unaffiliated registered investment company mutual fund which primarily invests in common stock of developed markets outside the United States and Canada. Common stocks included are those that are listed with the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”). The fund’s objective is to provide investment results that correspond to the total returns of foreign stock markets.
Vanguard Target Retirement Funds
• Vanguard Target Retirement Income

• Vanguard Target Retirement 2005

• Vanguard Target Retirement 2010

• Vanguard Target Retirement 2015

• Vanguard Target Retirement 2020

• Vanguard Target Retirement 2025

• Vanguard Target Retirement 2030

• Vanguard Target Retirement 2035

• Vanguard Target Retirement 2040

• Vanguard Target Retirement 2045

• Vanguard Target Retirement 2050
These funds are unaffiliated registered investment company mutual funds that invest in a combination of Vanguard mutual funds according to an asset allocation strategy that becomes increasingly conservative over time as each fund’s target retirement date approaches. Within five to ten years after the respective fund’s targeted retirement date, the fund’s asset allocation should become similar to that of the Vanguard Target Retirement Income Fund. These funds’ investment objectives are to achieve current income and capital appreciation.
Brokerage Link
• Fidelity Brokerage Link
This option combines a self-directed brokerage account with the employee’s Savings Plan account. An individual brokerage account is established and maintained by Fidelity Brokerage Services, Inc. on the Fidelity Brokerage System. The objective of this investment option is to offer a broader or expanded menu of mutual funds beyond those offered by the Plan.

AMERIGAS PROPANE, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS (Continued)
Employer Stock Fund
• UGI Common Stock Fund
This fund invests principally in shares of UGI Corporation Common Stock. Participants in the fund do not individually own specific shares of UGI Corporation Common Stock but rather own units in the fund that invests in such shares and short-term investments. The value of a unit in the UGI Common Stock Fund was initially set at $10.00 and is recalculated daily by dividing the fair value of the fund’s assets (comprising shares of UGI Corporation Common Stock and temporary cash investments) by the total number of units outstanding. Generally, participant requests to redeem units from the UGI Common Stock Fund are processed on the day received if such request is received by Fidelity before the close of the New York Stock Exchange and provided that there are sufficient short-term investments in the fund for liquidity. In such case, the participant will receive the net asset value, or closing price for the units, calculated using the closing price for UGI Corporation Common Stock on the New York Stock Exchange for that day. However, on days of unusually heavy requests for sale, the UGI Common Stock Fund may not have sufficient short-term investments for liquidity. In such case, requests to sell units received before the close of the New York Stock Exchange may not be processed on that day at that date’s closing price but may be suspended until sufficient liquidity is restored. Units will be redeemed generally on a first-in, first-out basis at the closing price for the processing date. Loans, withdrawals and distributions from the UGI Common Stock Fund will be given priority over exchanges with other funds.
Distributions. The Plan benefit of a participant who terminates employment as a result of retirement, death or total disability, as defined by the Plan document, shall be equal to the proceeds of liquidation of 100% of the balance of his or her account. Participants may elect to receive their interest in the UGI Common Stock Fund in the form of shares of UGI Corporation Common Stock. The Plan benefit of a participant who terminates employment for reasons other than retirement, death or total disability shall be equal to the proceeds of liquidation of the vested portion of his or her account.
Distributions will generally be made in the form of a lump sum. If the value of a participant’s account exceeds $1,000 and the participant is married, the participant’s Pension Account and Predecessor Pension Rollover Account will be distributed in the form of a joint and survivor annuity. Under a joint and survivor annuity, the participant will receive a monthly benefit for his or her lifetime and upon the participant’s death, the participant’s surviving spouse, if any, will receive a monthly benefit equal to 50% of the benefit the participant was receiving. If the value of the participant’s account exceeds $1,000 and the participant is not married, the participant’s Pension Account and Predecessor Pension Rollover Account will be distributed in the form of a single life annuity. In lieu of a joint and survivor annuity or a single life annuity, a participant may generally elect to receive his or her Pension Account and Predecessor Pension Rollover Account in the form of (i) a lump sum; (ii) a single life annuity; (iii) a joint and survivor annuity with 50% or 100% of the participant’s monthly payments continuing, after the participant’s death, for the life of the participant’s beneficiary; or (iv) installments over 5 or 10 years, as elected by the participant. Any such election will be subject to spousal consent, if applicable.

AMERIGAS PROPANE, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS (Continued)
Where the amount to be distributed exceeds $1,000, no distribution shall be made to any Plan participant prior to his or her normal retirement age unless the participant elects to receive such distribution. Where the amount to be distributed does not exceed $1,000 a Plan participant’s benefit will be distributed in the month of May of the Plan Year after the participant becomes entitled to receive a distribution from the Plan.
Distributions must generally be made as soon as practicable after the participant reaches the normal retirement age as defined in the Plan Document. A participant who continues to work past age 70 1/2 will receive a distribution upon termination of employment.
Death. If a participant dies prior to receiving a distribution of his or her account, the participant’s designated beneficiary shall be entitled to receive a lump-sum distribution of the proceeds of liquidation of 100% of the vested portion of his or her account. Generally, the beneficiary may request a distribution of the participant’s account balance as soon as practicable following the date of the participant’s death. The beneficiary of a participant who is married at the time of the participant’s death will be the participant’s spouse, unless the participant designated another beneficiary and the spouse consented to such designation in accordance with procedures specified by the Plan document.
Death benefits are generally paid in the form of a lump sum. Death benefits payable to a spouse from the Pension Account and the Predecessor Pension Rollover Account are paid in the form of a single life annuity unless the spouse elects a lump sum distribution.
Withdrawals. Generally, a participant may withdraw at any time up to 50% of the balance of his or her account attributable to after-tax contributions (including after-tax contributions that were matched by the Company) which were previously permitted by the Plan. However, the withdrawal must be in an amount of at least $250. No more than one such withdrawal is permitted in any calendar year.
A participant may withdraw once per calendar year up to 100% of amounts attributable to participation in certain “predecessor plans” and rollover contributions from other 401(a) or individual retirement plan accounts. Such withdrawal must be at least $500 or, if less, the total value of the applicable account.
A participant may withdraw before-tax contributions (and earnings attributable thereto credited as of December 31, 1988) only on account of financial hardship resulting from (i) medical expenses as defined in section 213(d) of the IRC; (ii) educational expenses for the next twelve months of post-secondary education of the participant, or his or her spouse, children or dependents; (iii) foreclosure on or eviction from a primary residence; (iv) costs directly related to the purchase of a primary residence; (v) payments for burial or funeral expenses of the participant’s parent, spouse, children or dependents; or (vi) expenses for the repair of damages on a primary residence as defined in section 165 of the IRC. A hardship withdrawal will be permitted if the Plan Administrator determines that (i) the withdrawal is on account of an immediate and heavy financial need of the participant and (ii) the withdrawal is necessary to satisfy such financial need.
While a participant is still employed by the Company, withdrawals of amounts attributable to Company contributions, and post-1988 earnings on participant before-tax contributions, are not permitted.

AMERIGAS PROPANE, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS (Continued)
Loan Provision. The Plan includes an employee loan provision. Generally, at the time a loan is to be made, the amount of all loans to be outstanding may not exceed the lesser of (i) 50% of a participant’s Rollover Dollar Builder Account, After-Tax Rollover account and Salary Deferral Account less the amount of all loans outstanding at the time a new loan is made, or (ii) $50,000 less the highest balance of all loans outstanding during the prior twelve month period. Each loan bears interest at a rate determined in accordance with generally prevailing market conditions for similar types of loans. The minimum loan amount is $1,000. The amount of the loan withdrawn from a participant’s account is allocated in proportion to the value of the participant’s salary deferral and rollover account balances in each investment fund. Repayments, including interest, are made in equal installments through payroll deductions and are allocated to participant accounts in accordance with current investment elections. No loan may have a final maturity in excess of five years except that, if the loan is used to purchase a principal residence for the participant, the loan may have a final maturity of up to ten years. No participant shall be permitted to have more than two loans outstanding at any one time.
Administrative Expenses. Administrative expenses of the Plan are chargeable to the Plan unless paid for by the Company. Other than the Plan fees described below, the Company paid for such expenses. Beginning with the quarter ended December 31, 2008, each active Plan account is assessed a quarterly $4.25 recordkeeping fee. This fee will automatically deducted in the month following the end of each quarter and remitted to FIRSCO. Loan administration fees are paid by Plan participants. Mutual fund expenses are paid to fund managers from mutual fund assets.
Plan Termination. Although it has not expressed any intent to do so, the Company has the right to terminate the Plan in whole or in part at any time for any reason. In the event of a complete or partial termination of the Plan, the affected participants will become fully vested in their account balances.
Plan Amendment. The Company may amend the Plan at any time for any reason by written action of its Board of Directors. Amendments required to comply with the IRC to maintain compliance with current laws or regulations, or to correct errors or omissions in the Plan document, however, may be made by the AmeriGas Propane, Inc. Benefits Committee without Board approval.
Voting Rights of UGI Common Stock Fund Participants. A participant has the right to instruct the trustee of the Plan how to vote, at each meeting of shareholders, all shares of UGI Corporation Common Stock (including fractional shares) represented by the value of the participant’s interest in the UGI Common Stock Fund. A participant also has the right to direct the trustee of the Plan whether or not to tender shares in response to a tender offer.
2. Accounting Policies
Use of Estimates and Basis of Accounting. The accompanying financial statements are prepared on the accrual basis of accounting. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Plan Administrator to make estimates and assumptions that affect the reported amounts of net assets available for benefits and changes therein. Actual results could differ from these estimates.

AMERIGAS PROPANE, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS (Continued)
As described in Financial Accounting Standards Board (“FASB”) Staff Position, FSP AAG INV-1 and SOP 94-4-1, Reporting of Fully Benefit Responsive Investment Contracts Held by Certain Investment Companies Subject to the AICPA Investment Company Guide and Defined-Contribution Health and Welfare Plans (the “FSP”), investment contracts held by a defined-contribution plan are to be reported at fair value. However, contract value is the relevant measurement attribute for that portion of the net assets available for benefits of a defined-contribution plan attributable to fully benefit-responsive investment contracts because contract value is the amount participants would receive if they were to initiate permitted transactions under the terms of the plan. In accordance with the provisions of the FSP, the Statements of Net Assets Available for Benefits present the fair value of the investment contracts as well as the adjustment of the fully-benefit responsive investment contracts from fair value to contract value for all periods presented. The Statements of Changes in Net Assets Available for Benefits is prepared on a contract value basis. Certain other disclosures required by the FSP are presented in the financial statements and footnotes of each respective common collective trust.
Investment Valuation and Income Recognition. As reported by Fidelity Management Trust Company, the Plan’s investments in registered investment company mutual funds are valued at quoted market prices, which represent the net asset value of shares held by the Plan at year-end. Participant loans are valued at their outstanding balances, which approximate fair value. Shares of UGI Common Stock included in the UGI Common Stock Fund are reflected at fair value based upon quoted market prices. The Plan’s interests in Vanguard Retirement Savings Trust III (common collective trust) is reflected at fair value and then adjusted to contract value based on information reported by the investment advisor. The fair value of this common collective trust is calculated by discounting the related cash flows based on current yields of similar investments with comparable durations. Fidelity Brokerage Link accounts are valued at fair value of the investments, based upon quoted market prices, held by the Plan participants in their individual self-directed brokerage accounts.
Dividend income is recorded on the record date. Interest earned on investments is recorded on the accrual basis. Purchases and sales of securities are recorded on a trade date basis.
The Plan presents in the Statements of Changes in Net Assets Available for Benefits the net appreciation (depreciation) in fair value of investments that consists of realized gains or losses and unrealized appreciation (depreciation) in the fair value of those investments.
Distributions are made to Plan participants based upon the fair value of each participant’s investment account (except for investments of the Vanguard Retirement Savings Trust III for which distributions are based upon contract value and except for distributions from the UGI Common Stock Fund, to the extent not all shares are sold on the same date) as of the dates of distribution. Distributions to participants are recorded when paid.
Transfers of participant balances represent amounts transferred to or from the UGI Utilities, Inc. Savings Plan and the UGI HVAC Enterprises, Inc. Savings Plan, which are affiliated plans.
Reclassification. We have reclassified certain prior-year balances to confirm to the current-year presentation.

AMERIGAS PROPANE, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS (Continued)
3. Trust Investments
The components of trust investments by fund at December 31, 2008 and 2007 are as follows:

	December 31,
	2008		2007
Mutual Funds:
Fidelity U.S. Bond Index Fund (shares — 1,027,007 and 866,240, respectively)	$11,081,403	*	$9,433,349

Fidelity Equity Income Fund (shares — 419,167 and 461,016, respectively)	12,939,676	*	25,429,633	*

Fidelity Magellan Fund (shares — 364,275 and 380,076, respectively)	16,705,657	*	35,677,769	*

Fidelity Growth Company Fund (shares — 172,665 and 167,975, respectively)	8,453,692		13,938,586	*

Vanguard Institutional Index Fund (shares — 133,462 and 142,657, respectively)	11,015,989	*	19,135,968	*

Vanguard Prime Money Market Fund (shares — 23,365,641 and 20,736,717, respectively)	23,365,641	*	20,736,717	*

Vanguard Target Retirement Income Fund (shares — 61,080 and 40,323, respectively)	581,484		448,794

Vanguard Target Retirement 2005 Fund (shares — 175,872 and 126,915, respectively)	1,704,201		1,525,520

Vanguard Target Retirement 2010 Fund (shares — 101,096 and 0, respectively)	1,780,309		—

Vanguard Target Retirement 2015 Fund (shares — 1,100,600 and 916,883, respectively)	10,510,726	*	11,974,491	*

Vanguard Target Retirement 2020 Fund (shares — 159,623 and 0, respectively)	2,644,959		—

Vanguard Target Retirement 2025 Fund (shares — 1,147,546 and 868,894, respectively)	10,637,749	*	11,921,220	*

Vanguard Target Retirement 2030 Fund (shares — 110,238 and 0, respectively)	1,713,096		—

Vanguard Target Retirement 2035 Fund (shares — 461,712 and 283,854, respectively)	4,270,839		4,149,945

Vanguard Target Retirement 2040 Fund (shares — 64,550 and 0, respectively)	976,636		—

Vanguard Target Retirement 2045 Fund (shares — 164,225 and 81,131, respectively)	1,571,634		1,224,270

Vanguard Target Retirement 2050 Fund (shares — 9,414 and 0, respectively)	142,912		—

Vanguard Extended Market Index Fund (shares — 228,030 and 248,200, respectively)	5,477,286		9,905,671

Fidelity Spartan International Index Fund (shares — 179,009 and 180,734, respectively)	4,786,713		8,548,715

Assets in Fidelity Brokerage Link Account (shares – 639,255 and 217,809, respectively)	2,014,415		2,706,270

Common Collective Trust:
Vanguard Retirement Savings Trust III (shares — 19,083,769 and 29,137,293, respectively)	18,782,702	*	29,411,204	*

UGI Common Stock Fund
UGI Corporation Unitized Stock Fund (units — 571,809 and 575,667, respectively)	17,565,973	*	19,618,735	*
Dividends receivable	134,810		128,260

	17,700,783		19,746,995

Total trust investments — fair value	$168,858,502		$225,915,117

Total trust investments — cost	$209,738,991		$203,535,612

*	- Investment represents five percent or more of net assets available for benefits.
The net (depreciation) appreciation in fair value of investments during the years ended December 31, 2008 and 2007 by major investment category follows:

	Year Ended December 31,
	2008	2007

Registered investment company funds	$(62,689,744)	$5,324,134
UGI Common Stock Fund	(1,930,799)	43,308
Other	(918,316)	99,301

Total net (depreciation) appreciation in fair value	$(65,538,859)	$5,466,743

AMERIGAS PROPANE, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS (Continued)
During the 2008 and 2007 Plan Years, the Plan purchased, at market prices, 74,917 and 75,411 shares of UGI Corporation Common Stock directly from UGI Corporation for $1,912,143 and $2,020,719, respectively.
The investments of the separate investment funds are exposed to various risks such as interest rate, market and credit risk. The degree and concentration of these risks vary by fund. Due to the level of risk associated with the separate investment funds, it is reasonably possible that changes in risk in the near term could materially affect participants’ account balances in the amounts reported in the Statements of Net Assets Available for Benefits and the Statements of Changes in Net Assets Available for Benefits.
During the 2008 Plan Year, the Plan was adversely impacted by the current global economic crisis, which resulted in a substantial decline in the fair value of the Plan’s investments as of December 31, 2008.
4. Newly Adopted Accounting Standards and Accounting Standards Not Yet Adopted
The Plan adopted the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS 157”), effective January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. See Note 5 for further information on fair value measurements in accordance with SFAS 157.
In June 2006, the FASB issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 prescribes detailed guidance for the financial statement recognition, measurement and disclosure of uncertain tax positions recognized in an enterprise’s financial statements in accordance with SFAS No. 109, “Accounting for Income Taxes” (“SFAS No. 109”). Tax positions must meet a more-likely-than-not recognition threshold at the effective date to be recognized upon the adoption of FIN 48 and in subsequent periods. FASB Staff Position (“FSP”) FIN 48-3 issued in December 2008 deferred the effective date for nonpublic enterprises to annual financial statements for fiscal years beginning after December 15, 2008. However, a nonpublic enterprise that elects to defer the application of FIN 48 in accordance with this FSP shall explicitly disclose that fact and shall disclose its accounting policy for evaluating uncertain tax positions for each set of financial statements where the deferral applies.
The Plan has elected to defer the application of Interpretation 48. The Plan’s current policy for accounting for uncertain tax positions is governed by SFAS No. 5, “Accounting for Contingencies.”

AMERIGAS PROPANE, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS (Continued)
5. Fair Value Measurement
Effective January 1, 2008, the Plan adopted SFAS 157 and certain subsequently issued related FSPs. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in an orderly transaction between market participants at the measurement date. SFAS 157 clarifies that the fair value should be based upon assumptions that market participants would use when pricing an asset or liability, including assumptions about risk and risks inherent in valuation techniques and inputs to valuations. When determining fair value measurements, the Plan considers the principal or most advantageous market for the asset or liability and considers assumptions that market participants would use when pricing the asset or liability, such as inherent risk, transfer restrictions and risk of non-performance.
SFAS 157 also establishes a fair value hierarchy that requires the Plan to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. SFAS 157 establishes three levels of inputs that may be used to measure fair value:
•	Level 1 — quoted prices (unadjusted) in active markets for identical assets or liabilities that the Plan has the ability to access;

•
Level 2 — inputs other than quoted prices included in Level 1 that are either directly or indirectly observable, such as quoted prices in active markets for similar assets or liabilities, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data by correlation or by other means;

•	Level 3 — unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.
The following table presents the Plan’s investments that are measured at fair value on a recurring basis, for each hierarchy level, as of December 31, 2008:

	Fair Value Measurement
	Level 1	Level 2	Level 3	Total
Mutual funds	$109,009,376	$—	$—	$109,009,376
Money market fund	23,365,641	—	—	23,365,641
UGI Common Stock fund	17,700,783	—	—	17,700,783
Common/ collective trust	—	18,782,702	—	18,782,702
Participant loans	—	—	5,384,948	5,384,948

Total investments measured at fair value	$150,075,800	$18,782,702	$5,384,948	$174,243,450

AMERIGAS PROPANE, INC.
SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS (Continued)
The Plan’s valuation methodology used to measure the fair values of mutual funds (including mutual funds in the Brokerage Link accounts), money market fund and the UGI Common Stock Fund were derived from quoted market prices as substantially all of these instruments have active markets. The valuation technique used to measure fair value of participant loans above, all of which are secured by vested account balances of borrowing participants, were derived using a discounted cash flow model with inputs derived from unobservable market data. Participant loans are included at their amortized cost in the Statements of Net Assets Available for Benefits which approximates their fair value at December 31, 2008. The valuation techniques used to measure fair value of the common/ collective trust fund are included in Note 2.
The following table sets forth a summary of changes in fair value of the Plan’s Level 3 assets for the year ended December 31, 2008.

Level 3 Assets
Participant loans
Balance as of January 1, 2008	$5,098,334
Issuances, repayments and settlements, net	286,614

Balance as of December 31, 2008	$5,384,948

6. Federal Income Tax Status
On December 6, 2002, the Internal Revenue Service issued a favorable determination letter concerning the qualified status of the Plan in effect as of November 27, 2002 under Section 401(a) of the IRC. The Plan Administrator believes that the Plan is designed and is currently being operated in compliance with the applicable requirements of the IRC. No U.S. income taxes are required to be paid by the trust created under the Plan (the Trust) and participants are not taxed on Company contributions to the Trust or income earned by the Trust. When a participant, or his or her beneficiary or estate, receives a distribution under the Plan, the taxability of the value of such distribution depends on the form and time of payment.

AMERIGAS PROPANE, INC.
SAVINGS PLAN
Item 4(i) — SCHEDULE OF ASSETS (HELD AT END OF YEAR)

	December 31, 2008
	Number of
	Shares or
	Principal			Current
Name of Issuer and Title of Issue	Amount		Cost	Value

Mutual Funds:
FIDELITY U.S. BOND INDEX FUND (1) (2)	1,027,007	shrs	$11,213,805	$11,081,403
FIDELITY EQUITY INCOME FUND (1) (2)	419,167	shrs	20,234,488	12,939,676
FIDELITY MAGELLAN FUND (1) (2)	364,275	shrs	33,458,793	16,705,657
FIDELITY GROWTH COMPANY FUND (2)	172,665	shrs	10,657,910	8,453,692
VANGUARD INSTITUTIONAL INDEX FUND (1)	133,462	shrs	15,092,451	11,015,989
VANGUARD PRIME MONEY MARKET FUND (1)	23,365,641	shrs	23,365,641	23,365,641
VANGUARD TARGET RETIREMENT INCOME FUND	61,080	shrs	658,040	581,484
VANGUARD TARGET RETIREMENT 2005 FUND	175,872	shrs	1,946,892	1,704,201
VANGUARD TARGET RETIREMENT 2010 FUND	101,096	shrs	2,040,495	1,780,309
VANGUARD TARGET RETIREMENT 2015 FUND (1)	1,100,600	shrs	12,762,677	10,510,726
VANGUARD TARGET RETIREMENT 2020 FUND	159,623	shrs	3,241,763	2,644,959
VANGUARD TARGET RETIREMENT 2025 FUND (1)	1,147,546	shrs	13,675,314	10,637,749
VANGUARD TARGET RETIREMENT 2030 FUND	110,238	shrs	2,278,440	1,713,096
VANGUARD TARGET RETIREMENT 2035 FUND	461,712	shrs	5,763,444	4,270,839
VANGUARD TARGET RETIREMENT 2040 FUND	64,550	shrs	1,311,996	976,636
VANGUARD TARGET RETIREMENT 2045 FUND	164,225	shrs	2,140,281	1,571,634
VANGUARD TARGET RETIREMENT 2050 FUND	9,414	shrs	188,189	142,912
VANGUARD EXTENDED MARKET INDEX FUND	228,030	shrs	7,448,674	5,477,286
FIDELITY SPARTAN INTERNATIONAL INDEX FUND (2)	179,009	shrs	6,513,794	4,786,713

Total Mutual Funds			173,993,087	130,360,602

Assets in Fidelity Brokerage Link Accounts (2)	639,255	shrs	2,880,415	2,014,415

Common Collective Trust:
VANGUARD RETIREMENT SAVINGS TRUST III (1)	19,083,769	shrs	19,083,769	18,782,702

UGI Common Stock Fund (1) (2)
UGI Corporation Unitized Stock Fund	571,809	units	13,646,910	17,565,973
Dividends receivable	$134,810		134,810	134,810

			13,781,720	17,700,783

Participant Loans
Loan principal outstanding (5.0% – 10.5%) (2) (3)			5,384,948	5,384,948

Total — all funds			$215,123,939	$174,243,450

(1)	Investment represents 5% or more of the net assets available for benefits.

(2)	Party in interest.

(3)	Range of interest rates for loans outstanding as of December 31, 2008.